UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

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CLEAN ENERGY COMBUSTION SYSTEMS, INC
(Name of Registrant as Specified In Its Charter)

n/a
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October 24, 2003

To Our Shareholders:

I am pleased to invite you to attend the 2003 Annual Meeting of Shareholders of Clean Energy Combustion Systems, Inc., to be held on Friday, November 21, 2003, at 11:00 a.m., Pacific Coast Time, at the Best Western Kings Inn And Conference Centre located at 5411 Kingsway, Burnaby, British Columbia, Canada.

In anticipation of the annual meeting, we enclose for your review a formal Notice of Annual Meeting and Proxy Statement which describes the business to come before the meeting, and a proxy card. We also enclose a copy of our Annual Report on Form 10-K for our 2003 fiscal year, which provides additional current information relating to Clean Energy and our business.

If you hold either our common stock or series 'B' preferred stock as of the close of business on October 13, 2003, you will be entitled to vote at the annual meeting. The principal purpose of the annual meeting, as more particularly described in the enclosed Notice of Annual Meeting and Proxy Statement, is to elect six directors to our board of directors, to ratify the 2003 Clean Energy Combustion Systems, Inc. Omnibus Equity-Based Compensation Plan, and to ratify the appointment of our independent auditors. You should note that our board of directors unanimously recommends a vote for each of the nominated directors, as well as the other proposals. Please note that we plan to conduct a short meeting to focus on these items, and related discussion. After that, we will provide time for your questions and comments.

Whether or not you plan to attend the annual meeting, it is important that your shares be represented and voted. For that reason we request that you submit your proxy as soon as possible. If you decide to attend the annual meeting, and desire to vote your shares personally, you will of course have that opportunity.

We would like to express our appreciation for your continued interest in Clean Energy, and hope you can be with us at the annual meeting.

Sincerely

R. Dirk Stinson Chief Executive Officer and President

 2003 Annual Meeting Of Shareholders

Notice Of Annual Meeting And Proxy Statement
Date and Time	Friday, November 21, 2003, at 11:00 a.m., Pacific Coast Time.
Place	Best Western Kings Inn And Conference Centre 5411 Kingsway, Burnaby, British Columbia, Canada.
Items of Business

• To elect six directors to serve until the Annual Meeting of Shareholders to be held in the year 2004.

• To ratify the 2003 Clean Energy Combustion Systems, Inc. Omnibus Equity-Based Compensation Plan.

• To ratify the appointment of Okada Staley & Partners as our independent auditors for the fiscal year ended December 31, 2003.

• To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

Who May Vote	You may vote if you are a holder of our common stock or series 'B' preferred stock as of the record date for our annual meeting.
Record Date	October 13, 2003
Annual Report	Our 2002 Annual Report on Form 10-K, which is not a part of our proxy soliciting materials, is enclosed.
Voting By Proxy

Please submit a proxy as soon as possible so that your shares can be voted at the annual meeting in accordance with your instructions. For specific instructions, please refer to the "Questions And Answers" section beginning on page * of this proxy statement and the instructions on the proxy card.

Mailing Date	This Notice of Annual Meeting and Proxy Statement and accompanying Proxy Card and Annual Report on Form 10-K are being distributed on or about October 24, 2003

Questions And Answers

Q: Why Am I Receiving These Materials?

A: The board of directors of Clean Energy Combustion Systems, Inc., a Delaware corporation (sometimes referred to in these proxy materials as "we," "our company" or "Clean Energy"), is providing these proxy materials to you in connection with our annual meeting of shareowners to be held on November 21, 2003. As a holder of record or beneficial owner of our Clean Energy common stock, series 'A' preferred stock or series 'B' preferred stock (referred to in these proxy materials as our "common shares," "series 'A' preferred shares" or "series 'B' preferred shares," respectively), you are invited to attend the annual meeting. If you are a holder of record or beneficial owner of either our common or series 'B' preferred shares (referred to in these proxy materials as a "common shareholder" and "series 'B' preferred shareholder," respectively), you will be entitled to and requested to vote on the proposals described in this proxy statement reserved for your class of Clean Energy stock. If you are a holder of record or beneficial owner of our series 'A' preferred shares (sometimes referred to in these proxy materials as a "series 'A' preferred shareholder") you are also invited to attend the annual meeting, although, as discussed below, there are no proposals scheduled to be voted on which require your vote.

Q: What Information Is Contained In These Materials?

A: The information included in this proxy statement relates to the proposals to be voted on at the meeting and the voting process, as well as additional information concerning Clean Energy we are required to give you under the regulations of the United States Securities and Exchange Commission (the "SEC"). We are also including with this proxy statement our annual report on form 10-K for fiscal 2002, which includes an updated description of our business and full consolidated audited financial statements for our most recent fiscal year ended December 31, 2002.

Q: What Proposals Are Our Common And Series 'B' Preferred Shareholders Entitled To Vote Upon At Our Annual Meeting?

A: There are three proposals scheduled to be voted on at the annual meeting by our common and series 'B' preferred shareholders, voting together as a single class:

  the election of six directors,

  the ratification of the 2003 Clean Energy Combustion Systems, Inc. Omnibus Equity-Based Compensation Plan; and

  ratification of Staley Okada & Partners as our independent auditors for fiscal 2003.

Q: What Is Clean Energy's Voting Recommendation To Our Common And Series 'B' Preferred Shareholders?

A: Our board of directors recommends to our common and series 'B' preferred shareholders that you vote your shares "FOR" each of the six director nominees to our board of directors, "FOR" the ratification of the 2003 Clean Energy Combustion Systems, Inc. Omnibus Equity-Based Compensation Plan, and "FOR" the ratification of Staley Okada & Partners as our independent auditors for fiscal 2003.

Q:: What Proposals Are Our Series 'A' Preferred Shareholders Entitled To Vote Upon At Our Annual Meeting?

A: There are no proposals scheduled to be voted on at the annual meeting by our series 'A' preferred shareholders. While our series 'A' preferred shareholders are entitled to designate or appoint one or more directors under our certificate of incorporation, they have advised us that they will decline to do so at this time.

Q: What Shares Can I Vote?

A: You may vote all common and series 'B' preferred shares which you own as of the close of business on October 13, 2003, the record date for this annual meeting. These shares include shares held directly in your name as the shareowner of record, and shares held for you as the beneficial owner through a stockbroker or bank.

Q: How Can I Vote My Shares In Person At The Meeting?

A: Yes, you may vote your shares in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card and proof of identification.

Even if you currently plan to attend the annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting.

Q: How Can I Vote My Shares Without Attending The Meeting?

A: You should submit your proxy directly to Clean Energy's stock transfer and registrar, Jersey Transfer & Trust Company, either by mail or by facsimile. Jersey Transfer & Trust Company's address is 201 Bloomfield Avenue, Verona, New Jersey, USA 07044, and its telephone and facsimile numbers are (973) 239-2712 and (973) 239-2361, respectively.

If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "How Are Votes Counted?"

Q: Can I Change My Vote?

A: You may change your proxy instructions at any time prior to the vote at the annual meeting. You may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q: How Are Votes Counted?

A: In the election of directors, you may vote "FOR" all of the nominees for which your class of Clean Energy securities entitle you to vote, or your vote may be "WITHHELD" with respect to one or more of those nominees.

For the other proposals for which your class of Clean Energy stock entitles you to vote, including the ratification of the 2003 Clean Energy Combustion Systems, Inc. Omnibus Equity-Based Compensation Plan and the ratification of the appointment of our independent auditors, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST."

If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of our board of directors, i.e.:

  with respect to the election of nominees to our board of directors, "FOR" all of Clean Energy's nominees for which your class of Clean Energy securities entitle you to vote;

  with respect to the ratification of the 2003 Clean Energy Combustion Systems, Inc. Omnibus Equity-Based Compensation Plan and the ratification of independent auditors for fiscal 2003, "FOR" the ratification of Staley Okada & Partners; and

  with respect to any other matters that properly come before the meeting for which your class of Clean Energy stock entitles you to vote, in the discretion of the proxy holders as discussed below in "Q: What Happens If Additional Proposals Are Presented At The Meeting?"

Each of our director nominees has consented to his nomination for election. Should any director nominee no longer remain a candidate at the time of our annual meeting, your proxy card will be voted for the election of a replacement nominee to be designated by our board of directors to fill that vacancy.

Q: What Is The Voting Requirement To Approve Each Of The Proposals?

A: In the case of the election of the director positions, the six persons receiving the highest number of "FOR" votes by the holders of our common and series 'B' preferred stock voting as a single class will be elected. All other proposals, including the ratification of the 2003 Clean Energy Combustion Systems, Inc. Omnibus Equity-Based Compensation Plan and the ratification of the appointment of our independent auditors, require the affirmative "FOR" vote of a majority of those shares present and entitled to vote.

Q: Do I Need An Admission Ticket To Attend The Meeting?

A: All Clean Energy shareholders are welcomed to attend our annual meeting. You will, however, be required to provide proof of identification should you desire to vote your shares at the annual meeting

Q: Where Can I Find The Voting Results Of The Meeting?

A: We will announce voting results at the meeting, and publish final results on a form 8-K to be filed with the SEC shortly after the meeting as well as our annual report on form 10-K for fiscal 2003, which we expect to file with the SEC on or before March 30, 3004.

Q: What Happens If Additional Proposals Are Presented At The Meeting?

A: Other than the proposals described in this proxy statement, we do not expect any other matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, namely, Messrs. R. Dirk Stinson (our Chief Executive Officer and President) and Barry A. Sheahan (our Chief Financial Officer), will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our board of directors.

Q: What Classes Of Shares Are Entitled To Vote At the Meeting?

A: Generally speaking, our common and series 'B' preferred shareholders are entitled to vote as a single class on all matters that affect our company, with the exception of selected matters enumerated in our certificate of incorporation that are subject to the consent of or reserved for our series 'A' preferred shareholders. These matters generally relate to the appointment of one or more directors and actions that may adversely affect the rights and privileges reserved for that class of securities.

Each share of common stock, series 'A' preferred stock and series 'B' preferred stock outstanding as of the close of business on the record date (October 13, 2003) will be entitled to one vote on all proposals being voted upon at the annual meeting by that class of securities, including any additional proposals. As of the record date, there were 14,572,350 common shares, 1,000 series 'A' preferred shares, and 241,668 series 'B' preferred shares issued and outstanding.

Q: What Is The Quorum Requirement For The Meeting?

A: The quorum requirement for holding our annual meeting and transacting business is a majority of the outstanding shares of the classes of our securities entitled to vote at that meeting-i.e., our common stock and series 'B' preferred stock as a single class, and our series 'A' preferred stock should any matter requiring their vote be raised-present in person or represented by proxy and entitled to be voted. Abstentions are counted as present for the purpose of determining the presence of a quorum.

Q: Is Cumulative Voting Permitted For The Election Of Directors?

A: Cumulative voting does not apply to our annual meeting as we are not required under Delaware corporate law, and have not elected under our certificate of incorporation or bylaws, to provide for cumulative voting.

Q: Who Will Count The Votes?

A: A representative of our company will tabulate the votes and act as the inspector of election.

Q: Who Will Bear The Cost Of Soliciting Votes For The Meeting?

A: Clean Energy will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for those solicitation activities.

Q: May I Propose Actions For Consideration At Next Year's Annual Meeting Of Shareowners Or Nominate Individuals To Serve As Directors?

A: You may submit proposals for consideration at future shareowner meetings, including director nominations.

Nomination Of Director Candidates: You may propose director candidates for consideration by our board of directors. Any recommendations for director candidates should be directed to Clean Energy's corporate secretary at our executive offices in Burnaby, British Columbia, Canada. In addition, our bylaws permit shareowners to nominate directors at a shareowner meeting. In order to make a director nomination at a shareowner meeting, it is necessary that you notify Clean Energy not fewer than 120 days in advance of the day specified as the mailing date in our proxy statement for the prior year's annual meeting of shareowners. Thus, since October 24, 2003 is specified as the mailing date in this year's proxy statement, in order for any such nomination notice to be timely for next year's annual meeting, it must be received by Clean Energy not later than July 24, 2003 (i.e., 120 days prior to October 24, 2003). In addition, the notice must meet all other requirements contained in our bylaws.

Any nomination for a director nominee must contain the following information:

  the nominee's name, age, business address and, if known, residence address;

  the nominee's principal occupation or employment; and

  the number of shares of each class of our stock which the nominee beneficially owns.

No person may be elected as a director unless he or she has been nominated by a holder of our common stock in the manner just described.

Shareowner Proposals: In order for a shareowner proposal to be considered for inclusion in Clean Energy's proxy statement for next year's annual meeting, we must also receive the written proposal by no later than the previously noted July 24, 2003 date. These proposals must also comply with SEC regulations regarding the inclusion of shareowner proposals in company-sponsored proxy materials. Similarly, in order for a shareowner proposal to be raised from the floor during next year's annual meeting, we must receive written notice by no later than July 24, 2003, and shall contain such information as required under our bylaws.

We suggest that any nominations or proposals be submitted by certified mail-return receipt requested. Clean Energy reserves the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

Copy Of Bylaw Provisions: You may contact Clean Energy's corporate secretary at our headquarters for a copy of the relevant bylaw provisions regarding the requirements for making shareowner proposals and nominating director candidates.

Q: How Are Transactions Denominated in Canadian Dollars Converted Into U.S. Dollars For Purposes Of This Proxy Statement?

A: All references to "dollars" in this proxy statement refer to United States or "U.S." dollars, unless specific reference is made to Canadian or "CDN" Dollars. Since compensation paid to Clean Energy employees, as well as a number of Clean Energy transactions, are effected in transactions denominated in Canadian dollars, certain information contained in this proxy statement, principally salary and consulting payments, have been converted into U.S. dollars in order to satisfy reporting rules. As a general rule of thumb, information relating to historical amounts paid over a period of time are converted at the average exchange rate for that period, while information relating to amounts that will be paid over a prospective period of time are converted at the exchange rate as of the date of this proxy statement or other indicated date.

Q: How Can I Get Further Information?

A: If you have questions or need more information about the annual meeting, please write to Clean Energy at 7087 MacPherson Avenue, Burnaby, British Columbia, Canada, V5J 4N4. You may also contact Clean Energy investor relations by telephone at (604) 435-9339 or by fax (604) 435-9329 or by e-mail at shareinfo@clean-energy.com.

Any questions you may have relating to title to your securities or your address of record should be addressed to Clean Energy's stock transfer and registrar, Jersey Transfer & Trust Company, 201 Bloomfield Avenue, Verona, New Jersey, USA 07044. You may also contact Jersey Transfer & Trust Company by telephone and facsimile at (973) 239-2712 and (973) 239-2361, respectively.

Proposal No. 1
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Election Of directors

Vote reserved for common and series 'B' preferred shareholders

There are six nominees for election to our board of directors as directors this year-Messrs. R. Dirk Stinson, Denver Collins, Barry A. Sheahan, John P. Thuot, L. Clive Boulton and John L. Howard. Each of the nominees other than Mr. Collins has served as a director since our last annual meeting; while Mr. Collins was appointed as a new director in September 2003. Dr. William D. Jackson, who has been a director since February 2001, has not been nominated to serve a new term, and his pending term will expire at the annual meeting. Information regarding the business experience of each of these nominees is provided below. The directors are elected annually to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified. There are no family relationships among our executive officers and directors.

The designated proxy holders will vote each proxy received by them from our common and series 'B' preferred shareholders as directed on their proxy cards or, if no direction is made, for the six nominees named above. If any of these nominees should be unable or unwilling to serve, the discretionary authority granted to the proxy holders as provided in the proxy card will be exercised to vote for a substitute nominee designated by our board of directors. We have no reason to believe that any substitute nominee will be required.

The six nominees receiving the highest number of votes cast by our common and series 'B' preferred shareholders, voting as a single class, will be elected to fill the six director positions. The proxies cannot be voted for more than six nominees.

Our board of directors recommends to our common and series 'B' preferred shareholders that you vote "FOR" the election of Messrs. Stinson, Collins, Sheahan, Thuot, Boulton and Howard as our six directors. Proxies solicited by our board of directors will be so voted unless your proxy specifies otherwise.

Background Of Director nominees
R. Dirk Stinson Age 51 Director since January 2000

Mr. Stinson was a founder of Clean Energy in March 1999, and has served as a director of the Company since that date. On October 18, 2002, Mr. Stinson became Clean Energy's Chief Executive Officer and President. Mr. Stinson has also served as President of Clean Energy USA, our wholly-owned subsidiary, from its inception on January 15, 2002 to October 1 2003, when he became its Vice President, and has also served as a director of Clean Energy USA since its inception.

Prior to Mr. Stinson's appointment as Chief Executive Officer and President of Clean Energy, Mr. Stinson was a business management consultant and private investor with a background in the heat transfer and oil and gas exploration industries. Most recently, Mr. Stinson has served as a director since January 1996 through December 2000, and President from January 1996 through April 1999, of Energy Exploration Technologies, a publicly traded wide-area oil and gas exploration reconnaissance technology company. In September 1995 Mr. Stinson co-founded Energy Exploration Technologies' privately-held predecessor company, Pinnacle Oil Inc., of which he served as President and a director through April 1999.

Prior to forming Energy Exploration Technologies, Mr. Stinson worked for over twenty years as a business management consultant and entrepreneur. From 1980 through 1989, Mr. Stinson managed a number of businesses in Hawaii, including Commercial Energy Systems, Inc., the Industrial and Commercial division of PRI Energy Systems, a wholly-owned subsidiary of Gasco, the Hawaii Gas Utility, and worked as VP of Marketing for a group of companies owned by Pacific Marine, the largest private shipyard in Hawaii. Following his return to Canada in 1990, Mr. Stinson worked in the automobile industry primarily in the fleet and lease sales, and as fleet and lease manager for a Nissan dealership. From 1992 to 1994, Mr. Stinson worked as a sales executive for Premier Plastics Ltd. and Century Plastics Ltd. and, in 1995, became the President of EIC-Energy Interface Corporation in Vancouver, British Columbia, Canada, a wholly-owned subsidiary of International Parkside Products, Inc. Mr. Stinson studied Communication Arts at the Southern Alberta Institute of Technology.

Denver Collins Age 56 Director since September 2003

Mr. Collins has served as a director and as Vice President of Engineering and Product Development of Clean Energy since October 1 2003. Mr. Collins has also served as the President and a director of Clean Energy USA since that date.

Prior to his appointment as an executive officer and director of Clean Energy, Mr. Collins served as Clean Energy's Product Development Engineer since February 2003, and as a consultant to Clean Energy since 2000. From 1995 through 2000, Mr. Collins was Chief Engineer, Advanced Technology, at State Industries, Inc., where he undertook pulse combustor research applied to water heaters. Mr. Collins operated State Industries' research and development facilities. Mr. Collins was awarded a bachelors of mechanical engineering technology and an associated of industrial engineering technology degree in 1972 from Southern Polytechnic Institute.

Barry A. Sheahan Age 52 Director since March 1999

Mr. Sheahan was a founder of Clean Energy in March 1999, and has served as the Chief Financial Officer, Secretary and a director of Clean Energy since that date. Mr. Sheahan has also served as the Chief Financial Officer, Secretary and a director of Clean Energy USA since its inception on January 15, 2002.

Mr. Sheahan is a chartered accountant who earned his C.A. designation in 1982 after ten years in the financial services industry. He was immediately accepted into partnership with a regional firm and, in 1984 started his own practice in Vancouver, British Columbia. Over the next ten years he continued to provide accounting and tax advisory services, developing a clientele of over 1,000, at which time he sold his practice in order to enable him to focus on a few key corporate clients, primarily technology companies. Since 1994 and before becoming Clean Energy's Chief Financial Officer in March 1999, Mr. Sheahan acted as a financial consultant to several companies, including the BO Group of Companies.

John P. Thuot Age 55 Director since March 1999

Mr. Thuot is currently engaged as a consultant to the mining industry, was a founder of Clean Energy in March 1999, and has served as a director of the company since that date. Mr. Thuot also served as the President of Clean Energy from its formation through October 18, 2002.

Mr. Thuot has been involved with our pulse combustion technology for over fourteen years, including through his involvement with the BO Group of Companies. Mr. Thuot has served as Secretary and Treasurer for BO Development Enterprises Ltd., since 1988. In 1994, he assumed the position of Vice President and Chief Operating Officer of BO Tech Burner Systems Ltd. In 1995, he also assumed the role of Vice President and Chief Operating Officer of BO Gas Limited. Before his involvement with the BO Group, Mr. Thuot was Fire Material Coordinator for the Cassiar Forest District, Government of British Columbia, from 1986 to 1988. From 1978 to 1986 he was part owner and Operations manager of J&J Placer Mining, a placer gold operation in the Cassiar-Dease Lake area of northern British Columbia. Mr. Thuot served as electrical foreman for Commercial-Federal Electric from 1976 to 1978. Prior to that, Mr. Thuot was part owner and Electrical Supervisor for L&H Construction in Grand Forks, British Columbia from 1974 to 1976, an account executive for GWG Limited of Edmonton, the largest clothing manufacturing company in Canada, from 1970 to 1974, and an operator of the world's largest rotary kiln of its day for Northwood Pulp in Prince George, British Columbia, from 1968 to 1970. Mr. Thuot is a graduate of Regiopolis College, Kingston, Ontario.

Mr. Thuot has served on Clean Energy's audit committee since its inception in March 2003.

L. Clive Boulton Age 49 Director since June 2000

Mr. Boulton is a commercial litigation partner at, and since 1986 has been employed by, DuMoulin & Boskovich, a Vancouver-based Canadian law firm which has provided corporate legal services to Clean Energy since our founding. Mr. Boulton received his LL.B. degree from the University of British Columbia in 1978 and is a member of the Law Society of British Columbia.

Mr. Boulton has served on Clean Energy's audit committee since its inception in March 2003.

John L. Howard , Q.C. Age 71 Director since March 2002

Mr. Howard has had a long and distinguished career in law, business and government. Most recently until his retirement in October 1996, Mr. Howard served as Senior Vice-President, Law and Corporate Affairs, of MacMillan Bloedel Limited, one of Canada's largest forest and paper products companies until its acquisition by the Weyerhaeuser Company in 1999. He first joined MacMillan Bloedel Limited in 1979 as Vice-President and General Counsel, and in 1981 was appointed Senior Vice-President, Law and Corporate Affairs, with responsibility for the administration of legal and government affairs, as well as management of other internal support services.

Prior to joining MacMillan Bloedel, Mr. Howard spent twelve years as a federal public servant administering regulatory programs, including eight years as Assistant Deputy Minister in Consumer and Corporate Affairs Canada. In these capacities Mr. Howard was directly responsible for administering regulatory programs relating to labor unions, corporations, securities markets and bankruptcies, and indirectly involved in programs relating to consumer protection, competition law and patent and trademark law. During this period Mr. Howard authored or consulted in the publication of several major policy studies relating to the regulation of corporations, bankrupt estates, mutual funds and securities markets, and co-drafted several federal bills or proposed bills relating to these subjects. Mr. Howard also participated in developing Canadian accounting standards for public companies as a member and chairman of the Accounting Research Advisory Board of the Canadian Institute of Chartered Accountants.

Mr. Howard holds a bachelor of commerce degree and a bachelor of law degree from the University of British Columbia, and a masters of law degree from Harvard University. In recognition of his contributions in the field of law, Mr. Howard was appointed a Canadian Queen's Counsel or Q.C. in 1977. He is also a member of the Law Society of British Columbia and a former member of the Law Society of Quebec.

Mr. Howard has served on Clean Energy's audit committee since its inception in March 2003.

Board Of Directors

Our board of directors was comprised of seven directors for most of fiscal 2002, and held three meetings during that fiscal year. No director attended less than 75% of the total number of those meetings. Our board of directors also approved numerous additional corporate matters during fiscal 2002 through unanimous written consents. The size of our board was decreased to six directors in January 2003 as the result of the resignation of Mr. John D. Chato, and then increased back to seven directors in September 2003 upon the appointment of Mr. Denver Collins.

At present, our board of directors consists of seven members, all of whom are of whom are appointed by our common and series 'B' preferred shareholders, and none of whom are presently acting for our series 'A' preferred shareholders. Specifically, our bylaws permit our board of directors to fix the number of its authorized members from two to twelve. Our series 'A' preferred shareholders are given the additional right to appoint a number of "series 'A' directors" which would, when aggregated with the number of our non-series 'A' directors, equal one-fourth of the aggregate number of directors, or the minimum whole number in excess of one-fourth should the aggregate number of directors not be a multiple of four. Some of the provisions contained in our certificate of incorporation and bylaws govern and, in some cases circumscribe, the rights of our shareholders to appoint or remove directors, and to call special meetings or take actions by written consent. Since we currently have seven directors, we would be obligated under our certificate of incorporation to appoint two series 'A' directors were our series 'A' preferred shareholders to exercise their appointment rights.

Our certificate of incorporation specifically provide that our common and series 'B' preferred shareholders shall have no right to vote for our series 'A' directors, and our series 'A' preferred shareholders shall have no right to vote for our non-series 'A' directors. The removal of any series 'A' director shall require only the affirmative vote of holders of a majority of the then outstanding shares of our series 'A' preferred stock. The vacancy of any non-series 'A' director position, from whatever cause, shall require only the affirmative vote of holders of a majority of the then outstanding shares of our common and series 'B' preferred stock, voting as a class.

Audit Committee

On March 21, 2003, our board of directors established an audit committee, comprised of Messrs. John L. Howard , L. Clive Boulton and John P. Thuot. Prior to the establishment of the audit committee, matters relating to the appointment of our independent auditors and the audit of our financial statements were handled by our board of directors.

The function of the audit committee is to assist the board in monitoring: (1) the integrity of our financial statements, (2) the qualifications, independence, performance and engagement of our independent auditors, (3) the performance of our internal accounting and audit personnel; and (4) our compliance with legal and regulatory requirements. The audit committee also prepares the report required by the rules of the SEC to be included in these proxy materials.

Concurrent with its establishment, our audit committee adopted a written charter. We have since amended that charter to comply with the Sarbanes-Oxley Act of 2002, and have included a copy of such amended charter as Appendix 'A' to this proxy statement. Our new charter specifies that the audit committee shall be comprised of one or more directors designated by the board, a majority of whom shall, to the extent practicable, be "independent", and one of whom in the judgment of the board shall, to the extent practical, be an "audit committee financial expert" within the meaning of the Sarbanes-Oxley Act of 2002. An independent director is generally a non-employee director who is not compensated by Clean Energy for the provision of any services other than acting as a director, and is not an affiliate of Clean Energy by reason of being an executive officer or beneficial owner of 10% or more of any class of our voting securities. An audit committee financial expert is a director having the following attributes: (1) an understanding of generally accepted accounting principles and financial statements; (2) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonable be expected to be raised by Clean Energy's financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions.

Of the three current members of our audit committee, only Messrs. Howard and Thuot would be considered as independent were we to rely upon Nasdaq's definition of independence (as proposed to be amended to comply with the Sarbanes-Oxley Act of 2002 and commented upon by the SEC), insofar as Mr. Boulton's law firm receives compensation from the Company for the provision of legal services. None of the members of the audit committee would be deemed to be an audit committee financial expert. Given our development stage and limited financial resources, we are not currently in a position to attract a board member having the requisite background or experience to constitute an audit committee financial expert.

Other Committees

Our board has not to date established any committees other than the audit committee, including a compensation or nominating committees, does not anticipate it will do so until the company makes application for a listing on an established exchange.

Compensation Of Directors

We compensate our directors who are not executive officers for serving on our board of directors through the grant of options tied to their continued service on our board. In connection with the foregoing policy, we have to date granted the following outstanding director options to purchase unregistered shares of our common under our 1999 Clean Energy Combustion Systems, Inc. Stock Plan stock to our directors as an inducement for serving on our board of directors:

Name	Grant Date	Total Amount	Exercise Price	Vested To Date

R. Dirk Stinson	January 20, 2000	60,000 common shares	$2.00	60,000 common shares
L. Clive Boulton	February 8, 2001	60,000 common shares	$2.00	60,000 common shares
William D. Jackson	February 8, 2001	60,000 common shares	$2.00	40,000 common shares
John L. Howard	March 15, 2002	60,000 common shares	$2.00	20,000 common shares

The $2 per share exercise price all of the foregoing director options was fixed based upon the exercise price fixed for options previously granted to our executive officers acting in that capacity at times when there was no market for the underlying common shares. The options for Messrs. Stinson, Jackson and Howard vest in equal installmets upon the conclusion of his first through third annual anniversary of service on our board of directors, while the options for Mr. Boulton were vested one-third upon date of grant, with the balance to be vested in equal installments upon the conclusion of the first and second anniversaries of the date of grant based upon continued service on our board of directors. All of the foregoing director options lapse, if unexercised, five years following the date of vesting.

We also reimburse our directors for any reasonable out-of-pocket expenses they may incur in connection with attendance at board meetings.

We do not generally compensate our directors who are also executive officers for serving on our board since they already receive compensation in the form of salary or consulting fees and the provision of option grants or performance shares tied to their continued employment or performance as executive officers.

Compensation Committee Interlocks And Insider Participation

As Clean Energy has not established an independent compensation committee to date, all decisions relating to the compensation of our executive officers also serving as one of our directors during fiscal 2002 (each of whom is referred to in this proxy statement as an "executive officer-director") were reserved to our board of directors. During fiscal 2002, there were no actions or deliberations taken by our board of directors relating to the compensation of any of our executive officer-directors or other employees, and there were also no interlocking relationships amongst our directors with the board of directors or compensation committee of any other entity.

Business Experience Of Executive Officers

Set forth below are Clean Energy's executive officers and a summary of their business experience:
R. Dirk Stinson Chief Executive Officer and President	For a summary of Mr. Stinson's business experience, see "Proposal No. 1: Election of Directors" above.
Denver Collins Vice President of Engineering and Product Development	For a summary of Mr. Collin's business experience, see "Proposal No. 1: Election of Directors" above.
Barry A. Sheahan Chief Financial Officer and Secretary	For a summary of Mr. Sheahan's business experience, see "Proposal No. 1: Election of Directors" above.

Ownership Of Securities By Management And Principal Shareholders

The following table sets forth certain selected information, computed as of October 10, 2003, about the amount and nature of our securities "beneficially owned" (as that term is defined below) by each of our current directors and director-nominees, executive officers, and beneficial owners of more than 5% of any class of our outstanding securities with voting rights. This information contained in this table was given to us by our shareholders. We believe that each of these individuals or entities has sole or shared investment and voting power with respect to the securities indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.

The following table has been prepared in accordance with SEC rules, pursuant to which a person is deemed to beneficially own any securities over which he or she has or shares either investment or voting power, as well as any securities issuable under any options, warrants, rights or conversion privileges which are or may become exercisable by that person within 60 days of the date of calculation, even if not in the money. As a result, several persons may report ownership of the same shares for purposes of this table, even though they may have no pecuniary interests in those shares, and those persons may also report ownership of securities which they may never acquire. You should note that the method of calculation for this table differs from that used to calculate beneficial ownership for other reports required under the federal securities laws, including section 16 of the Exchange Act which calculates beneficial ownership based solely upon pecuniary interests.
	Common Stock (2)		Series 'A' Preferred Stock (2)		Series 'B' Preferred Stock (2)

Name (1)	Amount	%	Amount	%	Amount	%

R. Dirk Stinson (3)(4)(6)	4,393,817 (7)	30.0%	1,000 (8)	100%	125,001 (8)	71.4%
Denver Collins (4)	192,308	1.3%	-	-	-	-
Barry A. Sheahan (3)(4)	708,103 (9)	4.8%	-	-	-	-
John P. Thuot (3)(4)(6)	909,976 (10)	6.2%	-	-	-	-
L. Clive Boulton (4)	176,396 (11)	1.2%	-	-	-	-
John L. Howard (4)	20,000 (12)	-	-	-	-	-
William D. Jackson (5)	40,000 (13)	-	-	-	-	-
Ravenscraig Properties Limited (6)	4,333,817 (7)	29.7%	1,000 (8)	100%	125,001 (8)	71.4%
JPT 2 Holdings Ltd. (6)	754,976 (15)	5.2%	-	-	-	-
J9 Enterprises Ltd. (6)	1,782,701 (16)	12.2%	-	-	-	-
Executive officers and director-nominees as a group	6,400,600 (17)	42.9%	1,000	100%	125,001	71.4%

      * Less than one-tenth of one percent.

  The business addresses of the persons comprising this table are: Messrs. Sheahan, Thuot and JPT 2 Holdings Ltd.-7087 MacPherson Avenue, Burnaby, British Columbia, Canada, V5J 4N4; Mr. Stinson-Slot #386, P.O. Box-A.P.59223, Nassau, Bahamas; Mr. Collins-3060 Mosley Ferry Road, Ashland City, Tennessee 37015, Mr. Boulton-Suite 1800, 1095 West Pender Street, Vancouver, British Columbia, Canada V6E 2M6; Mr. Howard-P.O. Box 1132, Sooke, British Columbia, Canada V0X 1N0; Ravenscraig Properties Limited-Box 71, Alofi, Niue, and J9 Enterprises Ltd.-Suite 480 179 West Pender Street, Vancouver, British Columbia, Canada V6C 1H2.

  The base number of outstanding shares of common stock, series 'A' preferred stock and series 'B' preferred stock as of the applicable date are 14,572,350, 1,000 and 241,668 shares, respectively.

  Executive officer.

  Director-nominee.

  Director whose term will expire at the annual meeting.

  5% shareholder.

  Includes 4,333,817 common shares held by Ravenscraig Properties Limited, and 60,000 common shares issuable upon exercise of director options held by Mr. Stinson. Ravenscraig Properties Limited is a corporation owned and controlled by Mr. Stinson.

  These shares are held by Ravenscraig Properties Limited. See note (7) to this table.

  In addition to 19,534 common shares held directly by Mr. Sheahan, includes 501,630 common shares held by McSheahan Enterprises Ltd., a personal service corporation owned and controlled by Mr. Sheahan; 56,250 common shares held by the McSheahan Family Trust, a family trust controlled by Mr. Sheahan; and 19,689 common shares held by Mr. Sheahan's wife. Also includes 80,000 common shares issuable upon exercise of director options held by Mr. Sheahan, and 31,000 common shares issuable upon exercise of options granted under management services agreement with McSheahan Enterprises Ltd.

  Includes 737,976 common shares held by held by JPT 2 Holdings Ltd., a personal service corporation owned and controlled by Mr. Thuot, and 75,000 common shares held by JPT II Family Trust, a family trust controlled by Mr. Thuot. Also includes 80,000 common shares issuable upon exercise of director options held by Mr. Thuot, and 17,000 common shares issuable upon exercise of options granted under management services agreement with JPT 2 Holdings Ltd.

  Includes 60,000 common shares issuable upon exercise of director options held by Mr. Boulton.

  Includes 20,000 common shares issuable upon exercise of director options held by Mr. Howard.

  Includes 40,000 common shares issuable upon exercise of director options held by Dr. Jackson.

  See note (7) to this table.

  See note (10) to this table.

  J9 Enterprises Ltd. is a corporation owned and controlled by Mr. John P. Chato. In addition to 1,551,799 common shares held directly by J9 Enterprises Ltd., includes 64,113 common shares held by Mr. Chato, 56,789 common shares held by BO Gas Limited, a corporation indirectly controlled by Mr. Chato, and 50,000 common shares held by Mr. Chato's wife. Also includes 60,000 common shares issuable upon exercise of options held by Mr. Chato.

  Includes 348,000 common shares issuable upon exercise of options.

To our knowledge there are no existing arrangements the operation of which may, at a later date, result in a change in control of our company.

Employment And Consulting Agreements With Management

Mr. R. Dirk Stinson is currently employed by Clean Energy as our President and Chief Executive Officer on an unpaid at-will basis without an agreement. It is contemplated that Clean Energy will, at a future date, compensate Mr. Stinson in common shares for the fair value of his services up to that date in an amount to be negotiated, and will at that time also formally enter into an employment agreement providing for the payment of both cash and equity-based compensation going forward.

Mr. Denver Collins is currently employed by Clean Energy as our Vice President of Engineering and Product Development under an employment agreement entered into effective as of October 1, 2003. The essential terms of the employment agreement are as follows:

  Mr. Collins is employed under the agreement for an initial three-year initial term. After the initial term, the agreement renews automatically for successive one-year terms, unless either Mr. Collins or Clean Energy elects by a written, five-month notice not to renew or the agreement is terminated earlier in accordance with its terms.

  Mr. Collins' compensation under the agreement consists of an initial base salary of $96,000 per year, subject to annual increases as determined by our board of directors, but at least 5% on each anniversary date; and a quarterly performance bonus payable in common shares through December 31, 2006. This performance bonus will equal 1.25% of Clean Energy's revenues (net of sales discounts) attributable to the sale of products or licensing or joint venture net income for that quarter recorded by Clean Energy, but not to exceed 50,000 cumulative shares in any calendar year. Three-quarters of the performance shares earned will be distributed within 30 days of filing of our financial statements with the SEC, while the balance shall be held-back for a six-month period following the date of filing, and only earned by and released to Collins so long as his employment has not been terminated and he has not been employed or engaged as a consultant by any competitor to Clean Energy during that holdback period. At the end of each year of the agreement, our board of directors will also review Mr. Collins performance during that prior year and determine whether he should, in the sole discretion of the board, be granted an annual performance bonus after taking into consideration all other compensation paid to him and the available financial resources of our company.

  The agreement provides for early termination in the case of Mr. Collins's death or disability, Clean Energy's termination of Mr. Collins's for "good cause" as that term is defined in the agreement; Mr. Collins's termination of employment for "good reason" as that term is defined in the agreement, and a "change in ownership" or the "sale of business" as those terms are defined in the agreement. In the event of the termination of the agreement by either party, all benefits will terminate as of the effective termination date; provided, however, Mr. Collins will be entitled to receive the following severance benefits in the instances cited: (1) two months' base salary as severance pay and the continuation of stipulated allowances and benefits for that period should Clean Energy not renew the agreement; and (2) six months base salary and continued quarterly bonus payable in performance shares and the continuation of stipulated allowances and benefits for that period should the termination be attributable to Mr. Collins' death or disability, termination by Clean Energy without good cause, termination by Mr. Collins for good reason; or a change in ownership or sale of business other than one approved by Mr. Collins as a director or shareholder.

Mr. Barry A. Sheahan is currently employed as our Chief Financial Officer under a management services agreement dated effective April 1, 2001 with his personal service corporation, McSheahan Enterprises Ltd. This agreement superceded an employment agreement originally entered into on March 5, 1999 with Mr. Sheahan providing for the payment of monthly base salary of CDN $110,000 per year. The essential terms of the management services agreement are as follows:

  McSheahan Enterprises Ltd. is obligated to provide the exclusive services of Mr. Sheahan for the term of the agreement, and Mr. Sheahan is required to devote his full and undivided attention to our affairs.

  The agreement provides for a one-year initial term. After the initial term, the agreement renews automatically for successive one year terms, unless either McSheahan Enterprises Ltd. or Clean Energy elects by a written, 60-day notice not to renew or the agreement is terminated earlier in accordance with its terms.

  McSheahan Enterprises Ltd.'s initial consulting fee under the agreement was CDN $96,000 per year, subject to annual increases as determined by our board of directors, but at least 5% on each anniversary date. The consulting rate is currently fixed at CDN $105,600 per year. McSheahan Enterprises Ltd. is also entitled to a monthly grant of options entitling it to purchase 1,000 common shares at an exercise price of $2 per share. These options, which were granted in lieu of the reduction in Mr. Sheahan's cash compensation when the management agreement was entered into, lapse five years from date of grant. It is the intent of the parties when Clean Energy has the financial resources to do so to negotiate an increase to the cash compensation provisions of the agreement with a commensurate decrease in the common share purchase option provisions. At the end of each year of the agreement, our board of directors will also review Mr. Sheahan's performance during that prior year and determine whether McSheahan Enterprises Ltd. should, in the sole discretion of the board, be granted an annual performance bonus after taking into consideration all other compensation paid to Mr. Sheahan and the available financial resources of our company. No bonus has been awarded to date due, in part, to our financial condition.

  The agreement provides for early termination in the case of Mr. Sheahan's death or disability, Clean Energy's termination of the agreement for "good cause" as that term is defined in the agreement; or the termination by McSheahan Enterprises Ltd. of the agreement for "good reason" as that term is defined in the agreement. In general, where a termination is for death, disability, good cause by Clean Energy or good reason by McSheahan Enterprises Ltd., compensation allowances and benefits under the agreement will accrue only through the effective date of the termination. However, and again in general, where a termination is with good cause, or by McSheahan Enterprises Ltd. for good reason, the agreement provides that we will pay compensation and stipulated allowances and benefits through the end of the then applicable term.

On March 5, 1999, we granted to Mr. Sheahan common share purchase options under the 1999 Clean Energy Combustion Systems, Inc. Stock Plan entitling him to purchase 80,000 unregistered common shares, as an inducement for his continued performance as an executive officer. The exercise price for these options was fixed at $2 per share, which was based upon the proposed liquidation preference for our preferred shares. Although we had no valuation for our common shares at that time, its value at the time of the issuance of these options was significantly less than $2 per share. These options vest in equal installments upon the conclusion of his first through fifth annual anniversary of continuous employment (including under the management services agreement with McSheahan Enterprises Ltd.), and lapse, if unexercised, five years following the date of vesting.

Similarly, on January 20, 2000, we granted to Mr. Stinson common share purchase options under the 1999 Clean Energy Combustion Systems, Inc. Stock Plan entitling him to purchase 60,000 unregistered common shares , as an inducement for his continued performance as a director. The exercise price for these options were similarly fixed at $2 per share. These options vest in equal installments upon the conclusion of his first through third annual anniversary of continuous provision of services and lapse, if unexercised, five years following the date of vesting.

Given the complete or substantially complete vesting of the foregoing common share purchase options to date, Clean Energy has proposed granting to each of Messrs. Stinson and Sheahan, as an inducement for their continued provision of services as an executive officer of Clean Energy through December 31, 2006, a right to receive up to 50,000 performance shares on an annual basis on the same basis as that afforded to Mr. Collins under his employment agreement as discussed above. For a description of this proposal please see "Proposed Awards" in that section of this proxy statement captioned titled "Proposal No. 2-Ratification of 2003 Clean Energy Combustion Systems, Inc. Omnibus Equity-Based Compensation Plan".

Mr. John P. Thuot is employed as a consultant to Clean Energy on an at-will basis at the rate of CDN $2,000 per month.

 Summary Compensation Table

The following table shows the compensation paid over the past three fiscal years with respect to Clean Energy's three "named executive officers" in fiscal 2002. Under SEC rules, a company's named executive officers consist of its chief executive officer, its other most highly compensated executive officers (not to exceed four) whose annual salary and bonus exceeded $100,000 in the aggregate; and up to two additional individuals (if any) who would be included amongst those four other most highly compensated executive officers but for the fact that those individuals were not serving as an executive officer of the company. The term named executive officer also includes any officer who resigned during the year but would otherwise have been a named executive officer as of the end of the year.
Long Term Compensation

		Annual Compensation (1)			Awards		Payouts

Named Executive Officer and Principal Position	Year	Salary	Bonus	Other	Restricted Stock	Securities Underlying Options & SARs	Long Term IncentivePlan	All Other Compensation

R. Dirk Stinson President and Chief Executive Officer	2002 2001 2000	$ --- --- ---	$ --- --- ---	$ --- --- ---	--- --- ---	--- --- 60,000 (10)	--- --- ---	--- --- ---
John P. Thuot Former President (3)	2002 2001 2000	$ --- 19,500 (4) 74,500 (4)	$ --- --- ---	$ 41,615 (5) 46,800 (5) ---	--- --- ---	8,000 (6) 9000 (6) 80,000 (10)	--- --- ---	--- --- ---
Barry A. Sheahan Chief Financial Officer	2002 2001 2000	$ --- 19,500 (7) 74,500	$ --- --- ---	$ 62,917 (8) 46,800 (8) ---	--- --- ---	12,000 (9) 9,000 (9) 80,000 (10)	--- --- ---	--- --- ---
  Clean Energy ordinarily pays salaries and other compensation to our named executive officers in Canadian dollars. The amounts shown as paid in this table have been converted into United States dollars based upon the average exchange rate for the year of payment used in preparing our consolidated financial statements.
  Includes, among other things, perquisites and other personal benefits, securities or property which exceed in the aggregate the lesser of either $50,000 or 10% of the total annual salary and bonus reported for that fiscal year.
  Mr. Thuot was Clean Energy's President through October 18, 2002, when he was replaced in that capacity by Mr. Stinson.
  Compensation payable to Mr. Thuot under his employment agreement.
  Compensation payable under the company's management services agreement with Mr. Thuot's personal service corporation, JPT 2 Holdings Ltd., which superceded his employment agreement effective April 1, 2001.
  Common share purchase options payable as additional remuneration under the company's management services agreement with JPT 2 Holdings Ltd.
  Compensation payable to Mr. Sheahan under his employment agreement.
  Compensation payable under the company's management services agreement with Mr. Sheahan's personal service corporation, McSheahan Enterprises Ltd., which superceded his employment agreement effective April 1, 2001.
  Common share purchase options payable as additional remuneration under the company's management services agreement with McSheahan Enterprises Ltd.
  Common share purchase options granted for serving on board of directors. See "Compensation of Directors".

 Stock Option And Stock Appreciation Rights Grant Table

The following table provides certain information with respect to individual grants during the 2002 fiscal year to each of our named executive officers of options to purchase our common stock and stock appreciation rights relating to our common stock, and the present and future value of the common shares underlying those grants:

	Individual Grants of Options or SARs					Total Value of Common Shares Underlying Options or SARs

Named Executive Officer	Common Shares Underlying Grant (3)	As Percentage of Grants to All Employees (4)	Exercise or Base Price per Underlying Common Share	FMV of Underlying Common Share at Grant Date	Expiration Date	FMV at Grant Date (1)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)

						0%	5%	10%
R. Dirk Stinson	---	---	---	---	---	---	---	---
John P. Thuot	8,000 (5)	40%	$2 (6)	$0 to $0.70 (7)	2007	$0	$0	$ 0
Barry A. Sheahan	12,000 (5)	60%	$2 (6)	$0 to $0.70 (7)	2007	$0	$0	$ 0
  The fair market value of the options as of the date of grant reflect the difference between (1) the aggregate fair market value of the common shares underlying the option as of the date of grant based upon the closing trading price for our common stock as of that date as quoted on the OTC Bulletin Board, and (2) the aggregate exercise prices for the options.
  The potential realizable dollar value of the options reflect the difference between (1) the aggregate fair market value of the common shares underlying the options as of the date of grant based upon the closing trading price for our common stock as of that date as quoted on the OTC Bulletin Board, as adjusted to reflect hypothetical 5% and 10% annual growth rates {simple interest} from the date of grant until the expiration dates for the options, and (2) the aggregate exercise prices for the options. The 5% and 10% are hypothetical growth rates prescribed by the SEC for illustration purposes only, and are not a forecast or prediction as to future stock prices. The actual amount that any named executive officer may realize will depend on various factors on the date the options are exercised, so there is no assurance that the value realized by any named executive officer will be at or near the value set forth above in the chart.
  No SARs were granted to any named executive officer in fiscal 2002.
  The numerator in calculating this percentage includes options granted to each named executive officer in fiscal 2002 in his capacity as an officer (employee) and, if applicable, as a director. The denominator in calculating this percentage is 20,000, which represents options granted to all of the employees of Clean Energy during fiscal 2002, including the named executive officers, including, if applicable, grants of options attributable to their capacities as directors.
  Represents common share purchase options granted under the company's management services agreement on a monthly basis to the executive officer's personal service corporation in connection with the provision by that corporation of his services to Clean Energy. See "Employment Agreements With Executive Officers" below.
  The exercise price was fixed at $2 per share, corresponding to the exercise price fixed for options previously granted to our executive officers acting in that capacity
  Our common shares commenced trading on the OTC Bulletin Board on May 16, 2002. The fair market value of grants from that date through the end of fiscal 2003 varied from $0 to $0.70, based upon the closing trading price for our common stock as of the date of grant as quoted on the OTC Bulletin Board. Prior to May 16, 2002, there was no ascertainable fair market value insofar as there was no public or private market for our common shares during this period.

 Stock Option And Stock Appreciation Rights Exercise Table

The following table provides certain information with respect to each of our named executive officers concerning any options to purchase common stock or stock appreciation rights they may have exercised in fiscal 2002, and the number and value of their unexercised options or stock appreciation rights as of December 31, 2002:

Unexercised In-The-Money Options and SARs at December 31, 2002

Named Executive Officer	Shares Acquired On Exercise	Value Realized (1)	Number (Exercisable/ Unexercisable)	Value (2) (Exercisable/ Unexercisable)

R. Dirk Stinson	---	---	40,000 / 20,000	$0 / $0
John P. Thuot	---	---	56,000 / 32,000	$0 / $0
Barry A. Sheahan	---	---	60,000 / 32,000	$0 / $0

  The dollar amount shown represents the difference between the fair market value of our common stock underlying the options as of the date of exercise and the option exercise price.

  The dollar value provided represents the cumulative difference in the fair market value of our common stock underlying all in-the-money options as of December 31, 2002 and the exercise prices for those options. Options are considered "in-the-money" if the fair market value of the underlying common shares as of the last trading day in fiscal 2002 exceeds the exercise price of those options. The fair market value of Clean Energy common stock for purposes of this calculation is $0.10, based upon the closing price for our common stock as quoted on the OTC Bulletin Board on December 31, 2002, the last trading day in fiscal 2002.

Report Of Board Of Directors On Executive Compensation

The following is a report from our board of directors addressing our compensation policy as it relates to Clean Energy's executive officers and key employees; and the rationale for compensation paid and prospectively payable to our principal executive officer for fiscal 2002.

--- Compensation Report ---

General Compensation Policies

Our compensation policies have historically been predicated on the fact that Clean Energy is a company with limited financial resources that was in the development stage and which has only recently commercialized its technology. As such, we were not in a position to pay the types of cash salaries or bonuses that our small staff of executive officers and key employees would ordinarily be entitled to for their efforts, much less attract the types of critical executives and employees needed to advance the company to the next stage. Given these limitations and the fact that all of our executive officers and key employees were founders of our company holding meaningful equity positions, our compensation policy was to pay very modest cash compensation to our executive officers and employees to preserve cash flow, and to grant them a modest number of time-in-service stock options fixed at a price which significantly exceeded the market price for our common shares as a performance component of their compensation package. Indeed, due to our financial limitations, most of these persons along with a number of our creditors have accepted common shares in lieu of cash payments at different times over the past several years to preserve cash-flow necessary to ensure the continued viability of our company.

Since the beginning of fiscal 2003 we have taken major strides in enhancing the commercial attractiveness of our technology, principally through a change in our focus to production engineering and targeted marketing under the leadership role of Mr. Denver Collins. We are in active discussions and development activities with a number of potential users of our technology, and hope in the near future to translate these efforts into revenues. In view of these developments, we are now changing our compensation strategies to put us into a position to attract the types of executive officers and key employees necessary to expand our business, which will necessarily require us not only to offer benefit packages significantly larger than those initially given to our founding executive officers and key employees, but to increase the compensation of the latter accordingly.

The principal change in our compensation strategy will be to offer incentives in most cases in the form of performance shares rather than stock options, while limiting base salaries to relatively modest levels or increases to preserve cash-flow until such time as we can afford appropriate increases. We have, for example, as discussed in greater detail in other parts of the proxy statement containing this compensation report, recently employed Mr. Collins at a base salary of $8,000 per month and granted him the right to receive up to 50,000 common shares per year based upon 1.25% of our revenues through December 31, 2006 as an inducement for his becoming and executive officer of our company, and intend to offer similar performance share packages to our other executive officers and one of our key employees. For a description of this plan, please see the portion of the proxy statement containing this compensation report pertaining to the adoption of the 2003 Clean Energy Combustion Systems, Inc. Omnibus Equity-Based Compensation Plan. We intend to grant similar performance share packages to other critical executive officers and key employees as we bring them into our company over the next several years in order to develop our core management, marketing and product development teams, although the terms of the grant and performance criteria will necessarily vary.

The benefit of performance shares directly tied to attainment of objectives such as revenues rather than the time-in-service options previously awarded is that we believe it will more directly incentivizes critical officers and employees to perform, which will ultimately benefit our shareholders through increased share prices. Simply put, if our officers or key employees do not perform, our shareholders will not benefit from higher stock prices and our awardees will not receive benefits. The use of shares in lieu of stock options also eliminates a number of disadvantages from the employee's standpoint associated with the latter, including low stock prices and volatility typical of small-cap issuers such as ourselves that bear no relationship to performance and that may preclude a person from benefiting from the award. The use of performance shares in lieu of a performance-based cash bonus will further allow Clean Energy to preserve cash-flow, which is vitally important as we ramp up the level of our business operations. Finally, while the use of performance shares will have some dilutive effect in percentage terms to our existing shareholders, we believe that the dilution would be less than that resulting from the grant of stock options since we would have to grant a larger number of stock options to attract employees, and we have capped the number of shares which can be awarded in any fiscal year. Moreover, if stock prices do increase as they should as the result of increased revenues, then any resulting increase in the number of shares awardable under the compensation packages will be necessarily limited since that number is a function of stock price.

Compensation for Principal Executive Officers In Fiscal 2002

We had two principal executive officers is fiscal 2002, Mr. John P. Thuot who served as our President through October 18, 2002, and Mr. R. Dirk Stinson who has served as our President since that date.

On May 5, 2001, Mr. Thuot's personal service corporation, JPT 2 Holdings Ltd., entered into a management services agreement with the company pursuant to which it agreed to provide Mr. Thuot's services and we would pay that company a consulting fee of CDN $96,000 per year, subject to annual 5% increases, and options to purchase 1,000 shares of common stock per month at $2 per share. While the agreement also allowed Clean Energy to pay Mr. Thuot an annual performance bonus, no bonus was awarded during the term of the agreement due, in part, to our financial condition.

The consulting fee payable under the management services agreement at the time it was entered into was considerably lower than the amount our board of directors believed should be paid for Mr. Thuot's services based upon his level of responsibility in the development of our company and its business, and was primarily fixed based upon Clean Energy's financial condition at that time and our desire to preserve cash-flow. Clean Energy awarded the monthly option grant to address the reduction in Mr. Thuot's prior salary as a result of his entering into the management services agreement. The management services agreement was terminated following Mr. Thuot's replacement as President in September 2002, and he is currently providing services to Clean Energy as an at-will consultant at CDN $2,000 per month

Mr. Stinson is currently employed by Clean Energy on an unpaid "at will" basis without an agreement. It is contemplated that Clean Energy will, at a future date, compensate Mr. Stinson in common shares for the fair value of his services up to that date in an amount to be negotiated, and will at that time also formally enter into an employment agreement providing for the payment of both cash and equity-based compensation going forward, after taking into consideration the provision of performance shares on the basis discussed above in this report. These amounts will be in addition to repayment of any amounts loaned to Clean Energy, or corporate obligations of Clean Energy assumed or paid by, Mr. Stinson or his affiliates.

Section 162(m) of the Internal Revenue Code

The board of directors has not formulated a policy in qualifying compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code, and does not foresee the necessity of doing so in for at least the upcoming year.

Should limitations on the deductibility of compensation become a material issue, the board of directors will, at that time, determine whether such a policy should be implemented, either in general or with respect to specific executives.

The Board of Directors
R. Dirk Stinson	Denver Collins
Barry A. Sheahan	John P. Thuot
L. Clive Boulton	John L. Howard

Report Of Audit Committee On Audit And Independent Auditors

The following is a report from of the audit committee of our board of directors concerning the audit of our financial statements and the appointment of our independent auditors.

--- Audit Report --

The audit committee of Clean Energy's board of directors reviews Clean Energy's financial reporting process. In fulfilling our responsibilities, we have reviewed and discussed the audited financial statements contained in Clean Energy's annual report on form 10-K for the year ended December 31, 2002 with both Clean Energy's management and its independent auditors, Staley Okada & Partners. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

The board of directors has discussed with Staley Okada & Partners the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, Staley Okada & Partners provided to the audit committee the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the audit committee has reviewed with Staley Okada & Partners matters relating to their independence from Clean Energy and its management, including the matters in that disclosure.

In reliance on the reviews and discussion referred to above, both the audit committee and the board of directors approved the audited financial statements contained in Clean Energy's annual report on form 10-K for the year ended December 31, 2002, for filing with the SEC.

The audit committee has adopted a written charter, a copy of which is attached as Appendix 'A' to this proxy statement.

The board of directors on the advice and recommendation of the audit committee has also approved the appointment of Staley Okada & Partners as Clean Energy's independent auditors for the year ended December 31, 2003, subject to shareholder ratification

The Audit Committee
John L. Howard	L. Clive Boulton
John P.Thuot

Transactions With Management And Principal Shareholders

On September 13, 2002, we settled the following indebtedness to the following persons on the terms described:

  We converted $444,585 in loans and other amounts payable to Ravenscraig Properties Limited into 683,976 common shares at the conversion rate of $0.65 (CDN $1) per share. Ravenscraig Properties Limited is one of our shareholders and is owned and controlled by Mr. R. Dirk Stinson, our President and Chief Executive Officer and one of our directors and director-nominees.

  We converted $87,544 of wages payable and accrued interest thereon to Mr. John D. Chato into 134,683 common shares at the conversion rate of $0.65 (CDN $1) per share. Mr. Chato was a director at the time of the transaction, and is an indirect shareholder of our company through his wholly-owned and controlled personal service company J9 Holdings Ltd.

  We converted $34,138 of management fees and interest thereon payable to JPT 2 Holdings Ltd. under a management services agreement with that corporation, into 52,520 common shares at the conversion rate of $0.65 (CDN $1) per share. JPT 2 Holdings Ltd. is one on our shareholders, and is a personal service corporation owned and controlled by Mr. John P. Thuot, one of our directors and director-nominees.

  We converted $34,138 of management fees and interest thereon payable to McSheahan Enterprises Ltd. under a management services agreement with that corporation, into 52,520 common shares at the conversion rate of $0.65 (CDN $1) per share. McSheahan Enterprises Ltd. is one of our shareholders, and is a personal service corporation owned and controlled by Mr. Barry A. Sheahan , our Chief Financial Officer and one of our directors and director-nominees.

  We converted $128,502 in loans and interest thereon payable to a relative of Mr. Barry A. Sheahan into 197,695 common shares at the conversion rate of $0.65 (CDN $1) per share.

  We converted $10,346 in loans and interest thereon payable to Mr. L. Clive Boulton, a shareholder and one of our directors and director-nominees, into 15,917 common shares at the conversion rate of $0.65 (CDN $1) per share.

  We converted $14,407 in loans and interest thereon payable to BO Gas Limited, a corporation with common directors and shareholders, into 22,165 common shares at the conversion rate of $0.65 (CDN $1) per share.

The foregoing settlements arose in conjunction with the listing of our common shares on the OTC Bulletin Board as of May 16, 2002, and the pre-existing rights of Ravenscraig Properties Limited, JPT 2 Holdings Ltd. and McSheahan Enterprises Ltd. to convert their indebtedness into common shares. Specifically, these parties each had the right under various agreements they had previously entered into with Clean Energy to convert their indebtedness into common shares on or after July 16, 2002 (two months after the date of commencement of trading on the OTC Bulletin Board) at a conversion rate equal to 80% of the average market trading price for the twenty business days prior to conversion, but not to exceed $2 per share. The conversion rate under that formula would have been approximately $0.20 per share, however, these parties, together with the other related parties named above and other consenting creditors, agreed on a collective basis to convert their indebtedness into common shares at the much less favorable rate of $0.65 per share. The foregoing shares were issued by Clean Energy in March 2003.

Effective as of July 1, 2003, we settled the following indebtedness to the following persons on the terms described for the purpose of preserving our cash-flow:

  We converted $89,984 and $53,482 in loans and payables and interest thereon payable to Ravenscraig Properties Limited and Mr. Stinson into 865,232 and 514,246 common shares, respectively, at the conversion rate of $0.10 per share.

  We converted $34,490 in management fees payable to fees and interest thereon payable to McSheahan Enterprises Ltd. under a management services agreement with that corporation, into 331,635 common shares at the conversion rate of $0.10 per share.

  We converted $20,000 in consulting fees payable to Mr. Denver Collins, who has since become our Vice President of Engineering and Product Development and is one of our directors and director-nominees, into 192,308 common shares at the conversion rate of $0.10 per share.

  We converted $28,735 in payables and interest thereon payable to a shareholder owned by a relative of Mr. Thuot into 276,299 common shares at the conversion rate of $0.10 per share.

Mr. L. Clive Boulton, a current director and a director-nominee, is a partner of DuMoulin & Boskovich, a law firm located in Vancouver, British Columbia, Canada, which rendered legal services to Clean Energy during fiscal 2002.

Dr. William D. Jackson, a current director whose term will expire at the annual meeting, has been a consultant to Clean Energy since January 20, 2000. Most recently, from April 2, 2001 through April 1, 2002, Dr. Jackson was employed under a one-year Corporate Consulting Agreement pursuant to which he would provide up to 480 hours of services including participating in a pulse combustion technology characterization study, for payment of up to $5,000 per month, depending upon services requested and provided, for the duration of the contract plus travel expenses. This agreement was subsequently renewed through June 30, 2003, without further extension.

Stock Performance Graph

Set forth below is a line graph which compares the percentage change in the cumulative total shareholder return of our common stock since the creation of a public market for those shares on May 16, 2002, against the cumulative total shareholder return since that date of the following indexes selected by Clean Energy:

  the Standard & Poor's SmallCap 600 Index, which is comprised of a broad cross-section of public companies with relatively smaller market capitalizations listed on the New York Stock Exchange, American Stock Exchange and Nasdaq Market; and

  the S&P 600 Industrial Machinery Index, which is comprised of a cross-section of public companies included in the industrial machinery sub-index of the Global Industry Classification Standard developed by Standard & Poor's and Morgan Stanley Capital International.

The graph assumes an initial investment of $100 in our common stock and each of the indexes as of May 16, 2002, the date our common shares commenced trading on the OTC Bulletin Board, and further assumes reinvestment of any dividends. You should note the comparative indexes are comprised of companies with established operating histories and, in most cases, significantly larger resources and market capitalizations than Clean Energy.

The historical stock performance depicted on the graph is not necessarily indicative of future performance. Clean Energy will not make or endorse any predictions as to future stock performance or dividends.

Compliance With Section 16(a) Of The Securities And Exchange Act

Section 16(a) of the Securities and Exchange Act of 1934 requires any person who is a director or executive officer of Clean Energy, or who beneficially holds more than 10% of any class of our securities which have been registered with the SEC, to file reports of initial ownership and changes in ownership with the SEC. These persons are also required under SEC regulations to furnish us with copies of all Section 16(a) reports they file.

To our knowledge based solely on our review of the copies of the Section 16(a) reports furnished to us and written representations to us that no other reports were required, the following directors and executive officers were late or deficient with respect to the following filings under Section 16(a) during fiscal 2002: (1) Mr. R. Dirk Stinson and his controlled entities-forms 4 for January 2002 for Mr. Stinson (four transactions), Ravenscraig Properties Limited (two transactions), and 818879 Alberta, Ltd. (one transaction); (2) Mr. Sheahan and his controlled entities-form 5 for fiscal 2001 (covering two sets of transactions, one of which related to initial reporting of common shares and options upon Clean Energy becoming a reporting company, and the other relating to the monthly grant of options from March 2001 through December 2001 under his management services agreement with McSheahan Enterprises Ltd.), and forms 4 for the months of January through February 2002, and July through December 2002 (one transaction per month relating to the monthly grant of options under the management services agreement with McSheahan Enterprises Ltd.), (3) Mr. John P. Thuot and his controlled entities-form 5 for fiscal 2001 (covering two sets of transactions, one of which related to initial reporting of common shares and options upon Clean Energy becoming a reporting company, and the other relating to the monthly grant of options from March 2001 through December 2001 under his management services agreement with JPT 2 Holdings Ltd.), and forms 4 for the months of January through February 2002, and July through August 2002 (one transaction per month relating to the monthly grant of options under the management services agreement with JPT 2 Holdings Ltd.); (4) Mr. L. Clive Boulton-form 5 for fiscal 2001 (one transaction); (5) Dr. William D. Jackson-form 5 for fiscal 2001 (one transaction); and (6) Mr. John L. Howard-form 3 for fiscal 2001 (one transaction).

Proposal No. 2
-
Ratification Of 2003 Clean Energy Combustion Systems, Inc.
Omnibus Equity-Based Compensation Plan

Vote reserved for common and series 'B' preferred shareholders

On August 4, 2003, our board of directors adopted the 2003 Clean Energy Combustion Systems, Inc. Omnibus Equity-Based Compensation Plan (the "2003 Plan"), conditioned upon the receipt of shareholder ratification at the 2003 annual meeting. Under the 2003 Plan, a total of 1,500,000 common shares will be available for issuance through the grant of a variety of common share-based "awards" under the plan. Since the approval of the board was conditioned upon subsequent shareholder ratification, the 2003 Plan will not be adopted by the company unless the plan is approved by you. The board adopted the 2003 Plan with the intent to replace the 1999 Clean Energy

 Combustion Systems, Inc. Stock Plan (the "1999 Plan"), pursuant to which 356,000 common shares remain available for issuance. If you ratify the 2003 Plan, no further grants will be made under the 1999 Plan. The features of the 2003 Plan, a copy of which is attached to these proxy materials as Appendix 'B', are summarized below.

You should note that the officers, directors and employees of Clean Energy who are also common or series 'B' preferred shareholders may likely receive the grant of an award under the 2003 Plan at some point in the future, including the recipients of proposed grants under the plan described below under "Proposed Awards", and therefore have an interest in voting for the adoption of the 2003 Plan.

Our board of directors recommends to our common and series 'B' preferred shareholders that you vote "FOR" the ratification of the 2003 Clean Energy Combustion Systems, Inc. Omnibus Equity-Based Compensation Plan. Proxies solicited by our board of directors will be so voted unless your proxy specifies otherwise.

Reason For Adoption of 2003 Plan

The principal reason our board of directors adopted the 2003 Plan is to increase the available pool of common shares which may be issued to prospective employees and consultants pursuant to a variety of awards. As our pulse combustion technology has now reached the commercial stage, we anticipate that we will significantly increase our employee and consultant base over the next several years as we ramp up operations, and we desire to be in a position of flexibility to offer awards as inducements for hiring new employees and consultants or retaining existing employees and consultants. While 356,000 shares currently remain available for grant under our 1999 Plan, we believe this number is inadequate in the longer term. We believe our best alternative is to establish a new plan, updated to reflect more recent developments under applicable corporate and securities laws, to supercede the 1999 Plan. To ensure that sufficient shares remain available for issuance in the 2003 Plan in the longer term without formally requesting an increase requiring shareholder approval which would be expensive and cumbersome, we have, as discussed below, included a provision in the 2003 Plan which automatically increases the number of common shares in the stock pool available for issuance on an annual basis commencing January 1, 2005 by at least 300,000 common shares per year, provided that under no circumstances can the number of shares in the stock pool exceed 20% of our then outstanding common shares.

Our principal reason in seeking shareholder ratification for the 2003 Plan is to comport with good corporate governance practices instituted by a number of national stock exchanges or over-the-counter markets within the United States, even though we are not currently required to procure shareholder consent under the rules of the OTC Bulletin Board or under applicable corporate or securities laws. A secondary reason in procuring shareholder approval is to ensure that any options we may issue under the 2003 Plan to persons who are citizens of or resident within the United States will qualify as incentive options under United States tax laws should that be necessary. As discussed below, incentive options have favorable income tax consequences in the United States, and we anticipate that a number of key employees we engage will be U.S. citizens or residents for whom the grant of an incentive option may be an important inducement. For an option to qualify for such preferential tax treatment, however, shareholder approval for the plan under which the option is granted must be obtained either in advance of the grant or within 12 months after the grant.

Summary Equity Compensation Table

The following table sets forth information compiled on an aggregate basis as of December 31, 2002 relating to the various equity compensation plans, including individual compensation arrangements, under which we have issued or may issue equity securities to employees or non-employees for the provision of goods and services:

Plan Category	Number Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants Or Rights	Weighted- Average Exercise Price Of Outstanding Options, Warrants And Rights	Number Of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants And Rights)

Equity compensation plans previously approved by shareholders	638,000	$ 2.06	362,000
Equity compensation plans not previously approved by shareholders	62,000	$ 2.00	N/A

Total	700,000	$ 2.06	362,000

The securities included in the table relating to equity compensation plans previously approved by shareholders consist of options granted under the 1999 Plan.

The securities included in the table relating to equity compensation plans not previously approved by shareholders consist of stand-alone common share purchase warrants. These warrants are comprised of two stand-alone grants of 36,000 warrants each exercisable at $2 per share which were issued in 1999 and 2002, respectively, as additional consideration pursuant to public relations services agreements. The right to exercise the first set of warrants vests in equal monthly instalments over a twenty-four month period, and each instalment lapses five years after date of vesting. As at December 31, 2002, all of the 36,000 warrants had vested while none had been exercised. The right to exercise the second set of warrants vests in equal monthly instalments over a twelve month period, and each instalments lapses five years after date of vesting. As at December 31, 2002, 24,000 of the 36,000 warrants had vested while none had been exercised.

Description of 2003 Plan

The 2003 Plan was adopted by our board on August 4, 2003. The function of the plan is to provide our company with a vehicle to attract and retain selected directors, officers, employees, consultants and advisors, and to appropriately motivate and compensate them for their efforts, through the grant of a variety of common share-based "awards" under the plan. Consultants or advisors are eligible to receives grants under the plan only if they are natural persons providing bona fide consulting services to our company or its subsidiaries, with the exception of any services they may render in connection with the offer and sale of our securities in a capital-raising transaction, or which may directly or indirectly promote or maintain a market for our securities.

Types of awards that may be granted under the 2003 Plan include common share grants ("stock awards"), common share purchase options ("options"), common share units ("stock unit awards") and common share appreciation rights "stock appreciation rights"), as more particularly below:

  A stock grant is an outright grant of common shares to an awardee.

  An option is a right granted to an awardee entitling him to purchase a common share at a fixed or determinable price. An option can be either an "incentive option" (which, as discussed below, may have favorable income tax consequences in the United States, but are subject to certain limitations under United States tax laws) or a "non-qualified option" (defined as any option other than an incentive option). Under the plan the exercise price for an option cannot be less than 100% of its fair market value in the case of an incentive option (or 110% in the case of an incentive option granted to a 10% shareholder). The term of an option granted under the plan cannot exceed ten years from date of grant (or 5 years in the case of an incentive option granted to a 10% shareholder).

  A stock unit award is a capital appreciation right, payable in cash or common shares or a combination thereof, pursuant to which an awardee shall have the right, as of a specified maturity date, to receive an amount equal to or less than the fair market value of a specified number of common shares. The term of stock units granted under the plan cannot exceed ten years from date of grant.

  A stock appreciation right is another form of capital appreciation right, also payable in cash or common shares or a combination thereof, pursuant to which the amount of the award is equal to or less than the appreciation in the fair market value of a specified number of common shares as of an applicable exercise date. The term of a stock appreciation right granted under the plan cannot exceed ten years from date of grant.

Awards may be issued as stand-alone grants, or in tandem or in connection with one another, subject to certain limitations imposed on tandem grants involving incentive options.

Awards shall be subject to such vesting or transfer conditions, risk of forfeiture, repurchase rights and rights of first refusal as we may determine to be reasonable and necessary.

We initially reserved 1,500,000 common shares for issuance under the 2003 Plan pursuant to its terms (the "stock pool"). Awards may be issued under the plan up to August 3, 2013. Commencing January 1, 2005, and on January 1st of each year thereafter through January 1, 2013, the stock pool will be increased by an additional number of common shares equal to the lesser of 300,000 common shares, 2.5% of our then-outstanding common shares, or a lesser amount set by our board. Under no circumstances shall the number of common shares available or reserved for issuance under the plan at any one time exceed 20% of our then outstanding common shares. As previously noted, the board adopted the 2003 Plan with the intent to replace the Plan, pursuant to which 356,000 common shares remain available for issuance. If you ratify the 2003 Plan, no further grants will be made under the 1999 Plan.

The 2003 Stock Plan is administered by its "plan administrator", which is defined under the plan as either our board of directors or, at our board's discretion, a committee selected or established by our board or, in limited cases, designated officers. Our current practice is for our entire board to act as the plan administrator. The plan administrator interprets and administers all issues relating to the plan in its sole discretion, including selecting awardees entitled to receive of awards, and determining the types of awards to be granted to those awardees, the number of common shares in the stock pool subject to each award, the time and manner in which any award will be granted or exercised, and the terms and conditions of the award, including the imposition of vesting or transfer conditions, risk of forfeiture, repurchase rights and rights of first refusal on the award. All decisions of the plan administrator are final.

Grants under the 2003 Plan are subject to the following guidelines or limitations:

  No grants of awards can be made under the plan after August 3, 2013, the ten year anniversary of the plan.

  The maximum number of shares which the plan administrator may grant to any awardee with respect to any fiscal year may not exceed 100,000 common shares (where an award is subject to vesting conditions over a term of years, the number of shares is averaged over the vesting period for the purposes of determining this limitation).

  The maximum term that the plan administrator may afford an awardee to exercise an option, stock unit or stock appreciation right under the plan is ten years, with the exception of an incentive option granted to a 10% shareholder, which cannot be more than five years. If a term is not specified in an award agreement, the term will be deemed to be one year.

  While the administrator can generally fix a purchase or exercise price for options at such amounts and, if applicable, discount to market, as he deems appropriate, it: (1) may not set an exercise or purchase price for an option less than that required under applicable securities laws or the rules of any governing stock exchange; and (2) may not set an exercise or purchase price for an incentive option that is less than 110% of the fair market value of a common share in the case of an awardee who is a 10% shareholder, or 100% of fair market value with respect to any other grants of an incentive option. If a purchase or exercise price is not specified in an award agreement, it will be deemed to be fair market value as of the date of grant.

  While the exercise or purchase price for options are generally payable in cash, the plan administrator may allow an awardee to pay such price fully or partly: (1) in Clean Energy securities with a fair market value equal to such payment, or (2) through a cashless exercise program effected through a broker or through a promissory note, loan or other extension of credit by the company. In the latter case, the plan expressly prohibits the company from extending or maintaining credit with respect to any awardee who is a director or executive officer of our company to the extent prohibited under Section 13(k) of the Exchange Act.

  Where an exercisable award is predicated on the continued performance of services to the company, the following special rules shall apply (unless varied by the plan administrator in the governing award agreement):

    an awardee shall earn or vest the award in increments of one-third over a three year period based upon continuous performance of services;

    each increment shall lapse if unexercised two years from date of vesting;

    if an awardee's employment or engagement is terminated for any reason, including death or disability, the unvested portion of the award shall lapse;

    if an awardee's employment or engagement is terminated by reason of death, disability or termination by the awardee for good reason, the remaining term of any vested exercisable award shall be reduced to one year if it's remaining term is longer than such period.; and

    if an awardee's employment or engagement is terminated by reason of termination by Clean Energy for cause, the remaining term of any vested exercisable award shall be reduced to three months if it's remaining term is longer than such period.

  Should an awardee be required to forfeit shares, then the company must pay the awardee any amount not less than his original cost to purchase the shares or the book value of the shares.

  Awards granted under the 2003 Plan are generally not transferable, and will be subject to any vesting, transfer or forfeiture conditions or restrictions which the plan administrator may impose, all as governed by applicable securities, corporate and tax laws.

The 2003 Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time and from time to time by our board of directors; provided, however, shareholder approval or ratification is required to increase the stock pool or to lengthen the ten year term under the plan pursuant to which awards may be granted. Shareholder approval is also required where required under law or the rules of any exchange or market on which our securities may trade. No amendment may materially impair any outstanding awards without the express consent of the awardee with the exception of amendments required by law or to ensure the plan will not become subject to ERISA.

Proposed Awards

There are currently a total of six full or part-time employees or consultants who will be eligible to receive grants under the 2003 Plan, including three executive officers, all of whom are directors. There are also a total of three directors who are not executive officers or otherwise employed by Clean Energy who will be eligible to receive grants under the 2003 Plan,

If the 2003 Plan is approved by our shareholders, we intend to grant the performance-based stock awards described below under the plan to each of our four current key officers or managerial employees, including Messrs. Stinson, Collins and Sheahan. With the exception of Mr. Collins, none of these officers or employees currently holds any awards which have not been fully earned or vested. In the case of Mr. Collins, we have agreed as an inducement to his employment to grant him an award on these terms on a stand-alone basis if shareholder approval is not received for the 2003 Plan. See that section of this annual report captioned "Compensation Of Executive Officers; Employment And Consulting Agreements".

Under the awards, each awardee will earn a quarterly performance bonus payable in common shares through December 31, 2006. This performance bonus will equal 1.25% of Clean Energy's revenues (net of sales discounts) attributable to the sale of products or licensing or joint venture net income for that quarter recorded by Clean Energy, but not to exceed 50,000 cumulative shares in any calendar year. Three-quarters of the performance shares earned will be distributed within 30 days of filing of our financial statements with the SEC, while the balance shall be held-back for a six-month period following the date of filing, and only earned by and released to the awardee so long as his employment has not been terminated and he has not been employed or engaged as a consultant by any competitor to Clean Energy during that holdback period. An awardee's right to continue to earn shares under the awards will terminate should he terminate his employment with Clean Energy without "good reason" or should Clean Energy terminate his employment for "good cause". Should an awardee his employment with Clean Energy for good reason or should Clean Energy terminate his employment without good cause, or should the awardee become disabled, then he would be entitled to participate for an additional six month period. Should the awardee die, his estate would be entitled to participate for an additional one year period.

The amount and value of common shares that each executive officer awardee named above will receive under the 2003 Plan is not determinable insofar as they will be a function of sales revenue, which is presently indeterminable. Since Clean Energy has not entered into any revenue-generating contracts to date, no minimum number of shares or value is calculable. Given Clean Energy's lack of revenues to date, no common shares would have been earned by any of the awardees in fiscal 2002 had the proposed grants been made during such year. With the exception of the proposed grants described above, we have not granted or allocated any awards under the 2003 Plan to any identifiable persons or groups to date, including to any of our named executive officers, directors or director nominees, to any of their associates, or to any of the groups composed of our executive officers, non-executive directors, non-executive officers, or employees.

Description of United States Tax Consequences

In the United States, the tax treatment of awards payable with respect to the provision of services are generally taxed under section 83 of the Internal Revenue Code and the regulations thereunder. Under those rules, the value of the award constitutes ordinary income to the awardee at its fair market value in the year of its receipt. The employer is generally allowed a business expense deduction equal to the amount includible in the awardee's income in the corresponding taxable year.

Special rules apply under section 83 with respect to options. If the option has a readily ascertainable fair market value as of the date of grant, then the awardee will include as ordinary income in the year of grant an amount equal to the difference between the value of the underlying shares as of the date of grant and the option price. If the option does not have a readily ascertainable fair market value, then taxation is deferred until the option is exercised. At that time the awardee will include as ordinary income in the year of exercise an amount equal to the difference between the value of the underlying shares as of the date of exercise and the option price. The employer, in turn, will claim a business expense deduction equal to the amount includible in the awardee's income in its corresponding taxable year.

In the case of incentive options, which are governed under section 422A of the Internal Revenue Code and the regulations thereunder, there are no tax consequences at time of grant or exercise. Instead, taxation is deferred until the awardee sells the underlying shares, at which time the awardee generally will be taxed at capital gains rates. In the case of incentive options, no business expense deduction is allowed to the employer.

Proposal No. 3
-
Ratification of Appointment of Independent Auditors

Vote reserved for common and series 'B' preferred shareholders

The audit committee of our board of directors has recommended, and our board has approved, the appointment of Staley Okada & Partners as our independent auditors for our 2003 fiscal year. Staley Okada & Partners also served as our independent auditors for our 2002 fiscal year, having replaced Deloitte & Touche LLP in early 2002 as discussed below. Since we believe it is important for Clean Energy to receive your input on our selection of independent auditors for our company, that appointment is being presented to you for ratification. We expect a representative of Staley Okada & Partners will attend the annual meeting, and we will extend the opportunity to the representative to make a statement if he or she desires to do so. This representative will also be available to answer any questions you may have.

You should note that your ratification of our selection of Staley Okada & Partners as our independent auditors for our 2003 fiscal year is advisory only and not binding upon Clean Energy, although our audit committee will seriously consider your objections in not ratifying the appointment. Even if our audit committee were to seek other independent auditors as a consequence of your objections, it is likely, because of the difficulty and expense of making any change in independent auditors so long after the beginning of the current year, that the appointment of Staley Okada & Partners would stand for our 2003 fiscal year unless the audit committee were to find other good reason to make a change. Our audit committee also reserves the right to engage any other independent auditors at any time, notwithstanding your ratification of Staley Okada & Partners as our independent auditors for fiscal 2003, should it deem it to be in the best interests of Clean Energy and its shareholders.

Our board of directors recommends to our common and series 'B' preferred shareholders that you vote "FOR" the ratification of the appointment of Staley Okada & Partners as our independent auditors for our 2003 fiscal year. Proxies solicited by our board of directors will be so voted unless your proxy specifies otherwise.

Previous Auditors

On March 21, 2003, our board of directors formally terminated Deloitte & Touche LLP as our independent auditors, and appointed Staley Okada & Partners as our new independent auditors. This action was taken solely for cost considerations. Deloitte & Touche audited our consolidated financial statements for our two fiscal years ended December 31, 2001, and reviewed our consolidated financial statements for each of our three fiscal quarters ended September 30, 2002. The report of Deloitte & Touche accompanying the audit for our two fiscal years ended December 31, 2001 was not qualified or modified as to audit scope or accounting principles and did not contain an adverse opinion or disclaimer of opinion.

During our two fiscal years ended December 31, 2001, and also during the subsequent interim period through the date of termination, there were (1) no disagreements between Clean Energy and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; (2) no reportable events as such term is defined in SEC Regulation 229.304(a)(1)(v); and (3) no matters identified by Deloitte & Touche involving our internal control structure or operations which was considered to be material weakness.

During our two most recent fiscal years ended December 31, 2002, and also during the subsequent interim period through the date of engagement of Staley Okada & Partners, Clean Energy did not consult with Staley Okada & Partners regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of opinion that might be rendered regarding our financial statements, nor did we consult with Staley Okada & Partners with respect to any accounting disagreement or any reportable event at any time prior to the appointment of that firm.

Auditor Fees

Summarized below is the aggregate amount of professional fees billed by our previous auditors, Deloitte & Touche, with respect to fiscal 2002 for the following enumerated services:

Audit and financial statement review fees	$ 10,586.77
Financial information systems design and implementation fees	$ 0
All other fees, including tax consultation and preparation	$ 0

Our audit committee and board of directors have not to date considered whether the provision by Staley Okada & Partners of any non-audit services including those described above would be incompatible with maintaining its independence as our auditor.

Proposal No. 4
-
Other Matters

The enclosed proxy card gives the proxy holder discretionary authority to vote the shares held by the shareholder tendering the proxy in accordance with the proxy holder's best judgment with respect to all additional matters which might come before the annual meeting. In addition to the scheduled items of business, the annual meeting may consider shareholder proposals omitted from this proxy statement pursuant to the SEC's proxy rules and matters related to the conduct of the annual meeting. At the date of printing of this proxy statement, we are not aware of any other matter which would be presented for action before the annual meeting.

By Order of the Board of Directors

Barry A. Sheahan Chief Financial Officer and Secretary

Appendix 'A' to Proxy Statement

[CLEAN ENERGY CORPORATE LOGO]

AUDIT COMMITTEE CHARTER

(As amended on August, 2003)

PURPOSE

The Audit Committee is appointed by the Board of Directors of Clean Energy to assist the Board in monitoring: (1) the integrity of Clean Energy's financial statements, (2) the qualifications, independence and performance of Clean Energy's independent auditors, (3) the performance of Clean Energy's internal accounting and audit personnel; and (4) the compliance by Clean Energy with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the SEC to be included in Clean Energy's annual proxy statement.

COMMITTEE MEMBERSHIP

In General

The Audit Committee shall be comprised of one or more directors designated by the Board, a majority of whom shall, to the extent practicable, be "independent", and one of whom in the judgment of the Board shall, to the extent practical, be an "audit committee financial expert". Audit Committee members may resign from the committee, or be replaced by the Board, at any time.

Commencing at such time as Clean Energy's securities are listed on a national exchange, the Audit Committee shall be comprised solely of directors who are independent as provided above. Moreover, members of the Audit Committee as of that date shall meet any independence and experience requirements imposed by such national exchange as well as Section 10A(i)(1)(B) of the Exchange Act and the rules and regulations of the SEC.

Independent Director

An "independent" director is a non-employee director who:

  is not employed by Clean Energy or its related subsidiaries;

  does not accept directly or indirectly any consulting, advisory or other compensatory fee from Clean Energy or ;any of its subsidiaries [with the exception of the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with Clean Energy (provided that such compensation is not contingent in any way on continued service)]; and

  is not an "affiliate" of Clean Energy. An affiliate of, or a person affiliated with, Clean Energy is defined as a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, Clean Energy. Notwithstanding the foregoing, a director shall not be defined to be an affiliate if he or she is the beneficial owner, directly or indirectly, of more than 10% of any class of Clean Energy voting equity securities.

Audit Committee Financial Expert

An "audit committee financial expert" shall be a director having the following attributes:

  an understanding of generally accepted accounting principles and financial statements;

  the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

  experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonable be expected to be raised by Clean Energy's financial statements, or experience actively supervising one or more persons engaged in such activities;

  an understanding of internal controls and procedures for financial reporting; and

  an understanding of audit committee functions.

MEETINGS

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly in anticipation of the issuance of Clean Energy's annual and quarterly financial statement. The Audit Committee shall meet periodically with Clean Energy's management, internal accounting and audit personnel, and independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of Clean Energy or its outside counsel or independent auditor to attend any meeting or to meet with any members of, or consultants to, the committee. Meetings may be in person or by telephone conference.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Audit Committee shall have the sole authority to appoint or replace Clean Energy's independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management, Clean Energy's internal accounting and audit personnel and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for Clean Energy by the independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittess consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be approved or ratified by the full Audit Committee.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. Clean Energy shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter periodically and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review its own performance.

Financial Statement and Disclosure Matters

The Audit Committee shall, to the extent it deems necessary or appropriate:

  Review and discuss with management and the independent auditor Clean Energy's annual audited financials statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in Clean Energy's annual report on form 10-K.

  Review and discuss with management and the independent auditor Clean Energy's quarterly unaudited financials statements prior to the filing of Clean Energy's quarterly reports on form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

  Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of Clean Energy's financial statements, including any significant changes in Clean Energy's selection or application of accounting principles, and major issues as to the adequacy of Clean Energy's internal controls and any special steps adopted in light of material control deficiencies.

  Review and discuss quarterly reports from the independent auditor with respect to: (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (3) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

  Discuss with management Clean Energy's earnings press releases, if any, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and ratings agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

  Discuss with management Clean Energy's major financial risk exposures and the steps management has taken to monitor and control such exposures, including Clean Energy's risk assessment and risk management policies.

  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requesting information, and any significant disagreements with management.

  Review disclosures made to the Audit Committee by Clean Energy's CEO and CFO during their certification process for Clean Energy's annual report on Form 10-K and quarterly reports on Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management, internal accounting or audit personnel, or other employees who have a significant role in Clean Energy's internal controls.

Oversight Of Clean Energy's Relationship With the independent auditor

The Audit Committee shall, to the extent it deems necessary or appropriate:

  Review and evaluate the lead partner on the independent auditor's team.

  Obtain and review a report from the independent auditor at least annually regarding: (1) the independent auditor's internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm; (3) any steps taken to deal with any such issues, and (4) all relationships between the independent auditor and Clean Energy. Evaluate the qualification, performance and independent of the independent auditor, including considering whether the independent auditor's audit controls are adequate and the provision of permitted non-audit services is compatible with maintaining the independent auditor's independence, and taking into account the opinions of management and internal accounting and audit personnel. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

  Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

  Recommend to the Board policies for Clean Energy's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the company.

  Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight Of Internal Accounting And Auditing Functions

The Audit Committee shall, to the extent it deems necessary or appropriate:

  Discuss with the independent auditor and management the internal accounting and audit personnel and their responsibilities and functions, budget, and staffing.

  Review the current and future programs of Clean Energy internal accounting and audit personnel, including the procedure for assuring implementation of accepted recommendations made by the Audit Committee or the independent auditor.

  Review financial and accounting personnel succession planning within Clean Energy.

  Review the significant reports to management prepared by the internal accounting and audit personnel and management's responses.

  Review policies and procedures as well as audit results associated with directors' and officers expense accounts and prerequisites, related party transactions and other potential conflicts of interest.

Compliance Oversight Responsibilities

The Audit Committee shall, to the extent it deems necessary or appropriate:

  Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

  Establish procedures for the receipt, retention and treatment of complaints received by Clean Energy regarding accounting or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding Clean Energy's financial statements or accounting policies.

  Discuss with Clean Energy's general counsel or outside counsel legal matters that may have a material impact on Clean Energy's financial statements or compliance policies.

LIMITATION ON COMMITTEE'S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that Clean Energy's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Appendix 'B' to Proxy Statement

[CLEAN ENERGY CORPORATE LOGO]

2003

CLEAN ENERGY COMBUSTION SYSTEMS, INC.

OMNIBUS EQUITY-BASED COMPENSATION PLAN

Date of Adoption by Board of Directors: August 4, 2003

Date of Proposed Adoption by Shareholders: November 21, 2003

7087 MacPherson Avenue, Burnaby, British Columbia, Canada, V5J 4N4

2003

CLEAN ENERGY COMBUSTION SYSTEMS, INC.

OMNIBUS EQUITY-BASED COMPENSATION PLAN

The Board of Directors of Clean Energy Combustion Systems, Inc. (the "Company"), a corporation organized under the laws of the State of Delaware, hereby adopts this 2003 Clean Energy Combustion Systems, Inc. Omnibus Equity-Based Compensation Plan on August 4, 2003, subject to shareholder ratification.

WHEREAS, the growth, development and financial success of the Company (and any parents and/or any subsidiaries of the Company) is and will remain dependent, in significant part, upon the judgment, initiative, efforts and services of their respective employees, officers, directors, consultants and advisors, and the ability of the Company to attract and retain such persons; and

WHEREAS, the Company desires to create a stock plan which will afford it the ability to offer or provide such persons with inducements and incentives in the form of capital stock of the Company, rights to acquire or purchase capital stock of the Company, and rights based upon the value of or appreciation in the value of the capital stock of the Company, in order to attract, motivate and compensate them, both for their past and prospective efforts, as well as to encourage them to acquire and hold stock in the Company.

Article One
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DEFINITIONS

When used in this Agreement, the following terms shall have the meanings set forth below (all terms used in this Plan that are not defined in this Article One shall have the meaning set forth elsewhere in this Plan):

"Award" collectively and severally refers to any Options, Stock Awards, Stock Unit Awards or Stock Appreciation Rights granted or awarded under this Plan.

"Awardee" means any Participant who, at a particular time, receives the grant of an Award.

"Award Agreement" collectively and severally refers (within the meaning of section 5.03(1)) to a Stock Option Certificate in the case of the grant of Options; a Stock Award Agreement in the case of the grant of a Stock Award; a Stock Unit Award Agreement in the case of the grant of a Stock Unit Award; and an SAR Agreement in the case of the grant of Stock Appreciation Rights.

"Board" means the Board of Directors of the Company, as such body may be reconstituted from time to time.

"Code" means the United States Internal Revenue Code of 1986, as amended (references herein to sections of the Code are intended to refer to sections of the Code as enacted at the time of the adoption of this Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise).

"Common Shares" means the Company's common stock, par value $0.0001.

"Company" means Clean Energy Combustion Systems, Inc., a Delaware corporation, and its successors.

"Consultant" means any natural person who, in a capacity other than as an Employee or Director, provides bona fide services pursuant to a contract in a consulting or advisory capacity to the Company and/or to any Parent and/or to any Subsidiary other than any services pursuant to a contract within the parameters set forth in section 5.01.

"Director" means any Person who is voted or appointed as a member of the Board of Directors of the Company and/or of any Parent and/or of any Subsidiary, whether such Person is so engaged at the time this Plan is adopted or becomes so engaged subsequent to the adoption of this Plan.

"Employee" means any Person who is an "employee" of the Company and/or of any Parent and/or of any Subsidiary within the meaning of Sections 422(a)(2) and 3401(c) of the Code, whether such Person is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

"Executive Officer" means the Company's president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of any Parent and/or of any Subsidiary of the Company shall be deemed Executive Officers of the Company if they perform such policy-making functions for the Company.

"Exchange Act" means the Securities and Exchange Act of 1934, as amended, including any regulations or rules promulgated by the SEC thereunder (references herein to sections of the Exchange Act are intended to refer to sections of the Exchange Act as enacted at the time of the adoption of this Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Exchange Act resulting from recodification, renumbering or otherwise).

"Exercisable Awards" means any Awards under this Plan (including Options, Stock Unit Awards and Stock Appreciation Rights) pursuant to which an Awardee will have the right, either by exercise thereof or pursuant to a stated maturity date, to receive, purchase or acquire Shares or cash.

"Fair Market Value" of a Common Share as of a given valuation date means the closing price of the Common Shares on the principal exchange or over-the-counter market on which the Common Shares are then trading as reported by such exchange or market (or as reported by any composite index which includes such principal exchange) for the trading day previous to the date of valuation, or if the Common Shares are not traded on such date, on the next preceding trading day during which a trade occurred. If the Common Shares are not publicly traded on an exchange or over-the-counter market, the Fair Market Value shall be determined by the Board acting in good faith on such basis as it deems appropriate (including quotations by market makers if the Common Shares are traded over-the-counter on the OTC Bulletin Board or Pink Sheets on the date in question should the Plan Administrator deem such quotations to be appropriate given the volume and circumstances of trades). The Fair Market Value as determined above shall be subject to such discount as the Plan Administrator may, in its sole discretion and without obligation to do so, determine to be appropriate to reflect any such impairments to the value of the associated Shares to which the valuation relates such as, by way of example and not limitation, (i) the fact that such Shares constitute unregistered securities (whether or not considered "restricted stock" or "control stock" within the meaning of Rule 144 of the Securities Act), and/or (ii) such Shares are subject to vesting or transfer conditions, risk of forfeiture, or repurchase rights or rights of first refusal which impair their value including, without limitation, any vesting, transfer and forfeiture conditions or restrictions more particularly described in Article Six; provided, however, in the event of the grant or award of an Incentive Option, no discount shall be given with respect to any impairments in value attributable to any restriction which, by its terms, will never lapse within the meaning of Section 422(c)(7) of the Code.

"Forfeitable Shares" means any Shares (including Shares that are also classified as Restricted Shares) that are subject to forfeiture within the meaning of section 6.01(2) of this Plan.

"Governing Laws" collectively refers to the laws (including any regulations or rules promulgated thereunder) of any country, state, territory, province or other jurisdiction that may be applicable to this Plan or the administration of this Plan or the grant or exercise of an Award or issuance or acquisition or purchase of Shares under this Plan including, to the extent applicable, the Securities Laws, the Code and the Delaware General Corporate Law.

"Incentive Option" means any Option which qualifies under Section 422 of the Code, and is specifically granted as an Incentive Option pursuant to section 5.05 of this Plan.

"Non-Qualified Option" means any Option granted under this Plan other than an Incentive Option within the meaning of section 5.05.

"Option" means common share purchase options entitling the holder to purchase a specified number of Shares under this Plan at a fixed or determinable price over a specified period of time. Unless specific reference is made thereto, the term "Options" shall be construed as referring to both Non-Qualified Options (including Replacement Options within the meaning of section 5.04(3) of this Plan) and Incentive Options.

"Parent" means any "parent" of the Company, as such term is defined by, or interpreted under, Rule 701 promulgated under the Securities Act, including any such parent which is a corporation, partnership, limited partnership or limited liability company to the extent permitted under Rule 701.

"Participant" means any Person who, at the applicable time of the grant of an Award under this Plan, is a current or prospective Employee, Director or Consultant eligible to receive the grant of an Award within the parameters of section 5.01.

"Payroll Taxes" means any employment or similar taxes which the Company shall have the obligation to withhold from an Awardee under any applicable Governing Laws in connection with the grant and/or exercise of any Award or grant, acquisition or purchase of any Shares, as the case may be.

"Person" is defined, in its broadest sense, to mean any individual, entity or fiduciary such as, by way of example and not limitation, individual or natural persons, corporations, partnerships (limited or general), joint-ventures, associations, limited liability companies/partnerships or fiduciary arrangements (such as trusts and custodial arrangements).

"Plan" means this 2003 Clean Energy Combustion Systems, Inc. Omnibus Equity-Based Compensation Plan.

"Plan Administrator" means to the Person or Persons who are administering this Plan in accordance with Article Four of this Plan, to wit, the Board, this Plan Administration Committee, or any Director-Officers designated by the Board or this Plan Administration Committee.

"Plan Administration Committee" means that Committee comprised of members of the Board that may be appointed by the Board to administer and interpret this Plan within the meaning of section 4.02 of this Plan.

"Reporting Company" means a corporation which registers its equity securities pursuant to Sections 12(b) or 12(g) of the Exchange Act; provided, however, any foreign corporation which registers its equity securities as a "foreign private issuer" shall not be deemed a Reporting Company for purposes of this Plan unless and until such time as it is required or elects to register its equity securities as a foreign issuer other than a foreign private issuer.

"Restricted Shares" means any Shares (including Shares that are also classified as Forfeitable Shares) that are subject to vesting or transfer conditions within the meaning of section 6.01(2) of this Plan.

"SEC" means the United States Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended, including all regulations or rules promulgated by the SEC thereunder (references herein to sections of the Securities Act are intended to refer to sections of the Securities Act as enacted at the time of the adoption of this Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Securities Act resulting from recodification, renumbering or otherwise).

"Securities Laws" collectively refer to the securities laws (including any regulations or rules promulgated thereunder) of any country, state, territory, province or other jurisdiction (including the federal securities laws of the United States, the securities or "blue sky" laws of each state or territory of the United States, and the securities laws of each province of Canada) which may apply to the grant or exercise of an Award or issuance or acquisition or purchase of Shares under this Plan by reason of, among other things, the Company's maintaining offices in and/or the Awardee of an Award residing in such country, state, territory, province or other jurisdiction at the time of such transaction.

"Shares" means any Common Shares mandated for issuance under this Plan in accordance with section 3.01of this Plan, including Common Shares issued, available for issuance or reserved for issuance.

"Stock Appreciation Rights" means capital appreciation rights pursuant to which an Awardee shall have the right under this Plan, over a specified period of time, to receive an amount equal to the Fair Market Value of a number of Shares as of the date of exercise of the Award over an amount not less than the Fair Market Value of such Shares as of the date of grant of the Award (or a portion of such appreciation based upon a formula or other limitations or caps selected by the Plan Administrator).

"Stock Award" means outright grants of Shares under this Plan.

"Stock Unit Awards" means capital appreciation rights pursuant to which an Awardee shall have the right under this Plan, as of a specified maturity date, to receive a cash payment amount equal in amount to the Fair Market Value (or a portion of such value based upon a formula or other limitations or caps selected by the Plan Administrator) of a specified number of Shares.

"Subsidiary" means any "majority-owned subsidiary" of the Company, as such term is defined by, or interpreted under, Rule 701 promulgated under the Securities Act, including any such subsidiary which is a corporation, partnership, limited partnership or limited liability company to the extent permitted under Rule 701. The term Subsidiary shall specifically exclude any majority-owned subsidiaries (other than the Company, if applicable) of any Parent.

"Transfer" has the meaning ascribed to such term in section 11.01 of this Plan.

"Ten Percent Stockholder" means any Person who owns, either directly or indirectly, at the time such Person is granted an Award, stock of the Company possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or of any Parent and/or any Subsidiary, the meaning of Section 422A(b)(6) of the Code. In determining whether a Person is a Ten Percent Stockholder, such Person shall be treated as owning stock owned by certain relatives of such Person and certain stock owned by corporations in which such Person is a stockholder, partnerships in which the Person is a partner, and estates or trusts of which such Person is a beneficiary, all as provided in Section 425(d) of the Code.

"Termination Of Awardee" has the meaning ascribed to such term in section 7.01 of this Plan.

Article Two
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ORGANIZATIONAL MATTERS

2.01    Effective Date Of Plan

The Plan shall be effective as of such date as this Plan is adopted by both the Board and the shareholders of the Company.

2.02    Effect Upon 1999 Stock Plan

Commencing upon the effective date of this Plan pursuant to section 2.01: (i) no grants or shall be made under the 1999 Clean Energy Combustion Systems, Inc. Stock Plan (the "1999 Plan"), and (ii) the maximum number of Common Shares authorized under this Plan pursuant to section 3.01 shall be reduced by the amount of Common Shares that are or may be issued upon exercise of such Incentive Options.

2.03    Period Over Which Awards Can Be Granted Under Plan

The power and authority of the Plan Administrator to grant Awards under this Plan shall terminate ten (10) years after date on which this Plan became effective or on such earlier date as the Board may designate.

2.04    Term Of Plan

The Plan shall terminate on the later of: (i) that period described in section 2.03 or (ii) such date as all Awards under this Plan have been fully exercised or lapsed and there are no remaining vesting, transfer or forfeiture conditions or restrictions with respect to any Shares issued, acquired or purchased under any Award.

Article Three
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STOCK POOL

3.01    Shares Reserved for Issuance

(1)    The Company reserves one million five hundred thousand (1,500,000) Common Shares for issuance under this Plan (the "Stock Pool"). Common Shares reserved for issuance under the Stock Plan shall be referred to in this Plan as "Shares". The aggregate number of Shares in the Stock Pool shall be subject to adjustment as provided in section 3.01(2) and section 3.02. For purposes of determining the number of Shares issued under this Plan, no Shares shall be deemed issued until they are actually delivered to a Participant or his successor pursuant to the terms of this Plan. The Company shall not grant Awards under this Plan to the extent there are not a sufficient number of Shares available under this Plan after taking into consideration Shares reserved for issuance in connection with outstanding but unexercised Exercisable Awards.

(2)    Commencing on the first day of the Company's fiscal year beginning in 2005 and continuing through 2013, the number of Common Shares in the Stock Pool shall be increased by the lesser of: (i) three hundred thousand (300,000) Common Shares; (ii) two and one-half percent (21/2%) of the then-outstanding Common Shares; or (iii) a lesser amount set by the Board; provided, however, under no circumstances shall the number of Common Shares available or reserved for issuance under this Plan at any one time exceed twenty percent (20%) of the Company's then outstanding Common Shares (determined without taking into consideration Common Shares issuable upon exercise of options, warrants or convertible securities) after taking into consideration the calculations and adjustments described in section 3.02.

3.02    Adjustments To Stock Pool

(1)    Shares covered by Awards that either wholly or in part are not earned, or that expire or are forfeited, terminated, canceled, settled in cash, payable in cash or exchanged for other Awards, shall be available for future issuance under Awards. Further, Shares tendered to or withheld by the Company in connection with the exercise of Exercisable Awards, or the payment of any applicable Payroll Taxes on any Award, shall also be available for future issuance under Awards.

(2)    The Stock Pool shall be adjusted to reflect changes in the Company's capitalization pursuant to Article Fourteen.

Article Four
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PLAN ADMINISTRATION

4.01       Administration By Plan Administrator

The Plan shall be administered exclusively by the Board and/or, to the extent authorized pursuant to this Article Four, this Plan Administration Committee or Director-Officers (collectively, the "Plan Administrator").

4.02    Delegation To Plan Administration Committee

(1)    Subject to the authority granted to the Board under the Articles of Incorporation and the Bylaws of the Company, the Board may, in its sole discretion and at any time, delegate to a committee of the Board comprised of two (2) or more members of the Board some or all of the Board's power and authority to administer this Plan under this Article Four. Such committee may be either an established committee previously formed by the Board for similar or other purposes (by way of example, a compensation committee), or a committee expressly established for the sole purpose of administering this Plan. All references in this Plan to the "Plan Administration Committee" shall mean such committee, notwithstanding that such committee may bear a different formal name.

(2)    The Board may from time to time remove members from, or add members to, this Plan Administration Committee. The Board may terminate this Plan Administration Committee at any time. Members of this Plan Administration Committee may resign at any time by delivering written notice to the Board. Vacancies on this Plan Administration Committee, howsoever caused, shall be filled by the Board. The Plan Administration Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as the Chairman may determine. The Plan Administration Committee shall act by a majority of its members in office. The Plan Administration Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of this Plan Administration Committee.

4.03    Delegation To Director-Officers

Subject to the authority granted to the Board under the Articles of Incorporation and the Bylaws of the Company and the requirements and restrictions of sections 4.05 and 4.06, the Board may in its sole discretion and at any time, and subject to the authority granted to it by the Board, this Plan Administration Committee may in its sole discretion and at any time, delegate all or any portion of their authority described in this Article Four to one or more Directors who are also Director-Officers, provided that the Board or this Plan Administration Committee (as the case may be) ratifies such actions by such designated Director-Officers. Notwithstanding the foregoing, in the event the Company is then a Reporting Company, no authority shall be delegated to the aforesaid Director-Officers with respect to any matter concerning a grant or award of an Award under this Plan to any Director, Executive Officer or Ten Percent Stockholder.

4.04    Special Rule-Compliance With Rules Of Stock Exchange

Anything in this Article Four to the contrary notwithstanding, in the event and commencing at such time as the Common Shares are listed or quoted on a stock exchange or other market or system, any matter concerning a grant or award of an Award under this Plan to any Awardee shall be made by the Board or this Plan Committee or a subcommittee of this Plan Committee or another special committee of the Board in accordance with the rules of such stock exchange or market or system.

4.05    Special Rule-Delegation To Non-Employee Directors-Compliance With Rule 16b-3 Of The Exchange Act

(1) Anything in this Article Four to the contrary notwithstanding, in the event and commencing at such time as this Company becomes a Reporting Company, or is otherwise required to register its equity securities under Sections 12(b) or 12(g) of the Exchange Act, then any matter concerning a grant or award of an Award under this Plan to any Director or Executive Officer shall, to the extent desirable to qualify such Awards as exempt under Rule 16b-3(b)(3) promulgated under the Exchange Act, be made only by: (i) the Board acting in executive session with the Director or Executive Officer absenting himself from deliberations and, where applicable, abstaining from voting; or (ii) this Plan Committee or a subcommittee of this Plan Committee or another special committee of the Board; provided, however, that any such committee or subcommittee shall be comprised solely of two (2) or more members of the Board who are "Non-Employee Directors" within the meaning of Rule 16b-3(c)(i) of the Exchange Act.

(2) Under Rule 16b-3(c)(i) as presently enacted, a Non-Employee Director is defined as a director who: (i) is not currently an executive officer of the issuer or a parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the issuer; (ii) does not receive compensation, either directly or indirectly, from Company or a parent or subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K promulgated under the Exchange Act ($60,000), (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K (related party transactions in excess of $60,000); and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

4.06    Special Rule-Delegation To Outside Directors-Compliance With Section 162(m) Of The Code

(1)    Anything in this Article Four to the contrary notwithstanding, in the event and commencing at such time as any grant of an Award shall be subject to the deduction limitations prescribed by Section 162(m) of the Code, then any matter concerning a grant or award of an Award under this Plan which the Plan Administrator intends to characterized as "performance-based compensation" (within the meaning of Section 162(m)) payable to any Executive Officer who is a "Covered Employee" (within the meaning of Section 162(m)) shall, to the extent desirable to qualify such Awards for full deductibility under Section 162(m), be made only by:

        (i)    the Board acting in executive session with at least two Directors, provided, however, all Directors who are not "Outside Directors" within the meaning of Section 162(m) shall absent themselves from deliberations and shall abstain from voting; or

        (ii)       this Plan Committee or a subcommittee of this Plan Committee or another special committee of the Board; provided, however, any such committee or subcommittee shall be comprised solely of two (2) or more members of the Board who are "Outside Directors" within the meaning of Section 162(m).

(2)    Under Section 162(m) of the Code as presently enacted and income tax regulations promulgated thereunder, a Covered Employee is the Company's Chief Executive Officer and its four other highest compensated Executive Officers to the extent required to be named in the Company's proxy materials.

(3)    Under Section 162(m) of the Code as presently enacted and income tax regulations promulgated thereunder, an Outside Director is defined as a director who: (i) is not a current employee of the issuer, (ii) is not a former employee of the issuer who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the issuer, and (iv) does not receive remuneration from the issuer, either directly or indirectly, in any capacity other than as a director.

4.07    Authority To Make Awards And To Determine Terms And Conditions Of Awards

The Plan Administrator shall have the full and final authority in its sole discretion (subject to the terms of this Plan as contained elsewhere in this Plan) to designate or identify the Persons or classes of Persons who are considered Participants; and to grant Awards to such selected Participants or classes of Participants of such type as permitted under this Plan (including Options, Stock Awards, Stock Unit Awards and Stock Appreciation Right) and in such form and amount and subject to such terms, conditions, performance requirements, limitations and restrictions (including those relating to vesting, transfer, form of payment or pay-out, deferral of payment or pay-out, repurchase and forfeiture) as the Plan Administrator shall determine to be necessary or advisable. Such Awards may be granted independently or, subject to limitations prescribed on Incentive Options, in tandem with one another. Such Awards may also be made in tandem with awards under other company plans or arrangements. In granting Awards to Participants, the Plan Administrator may take into account the nature of services rendered by such Participants, their present and potential contributions to the Company, and such other factors as the Plan Administrator in its discretion shall deem relevant. Grants of Awards under this Plan and the terms and conditions of and restrictions under those Awards need not be uniform amongst Participants, and may be made by the Plan Administrator selectively among Participants who receive, or are eligible to receive, Awards under this Plan, whether or not such Participants are similarly situated.

4.08    Authority To Interpret Plan; Binding Effect Of All Determinations

The Plan Administrator shall in its sole and absolute discretion interpret and determine the effect of all matters and questions relating to this Plan including, without limitation, all questions relating to whether a Termination Of Awardee has occurred such as, by way of example and not limitation, those relating to the effect of a leave of absence, a change in status from an employee to an independent contractor, and/or any other change in the employer-employee relationship. The Plan Administrator may adopt, amend and rescind supplemental rules and regulations relating to this Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax, or to otherwise satisfy the applicable Governing Laws of the countries in which the Company operates, in order to assure the viability of Awards granted under the Plan and to enable Participants regardless of where employed to receive advantages and benefits under the Plan and such laws and regulations. All actions taken and all interpretations and determinations made under this Plan in good faith by the Plan Administrator shall be final and binding upon the Awardee, the Company, and all other interested Persons. No member of the Plan Administrator shall be personally liable for any action taken or decision made in good faith relating to this Plan, and all Persons constituting the Plan Administrator shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.

4.09    Compensation

Members of the Plan Administrator shall receive such compensation for their services hereunder as may be determined by the Board. All expenses and liabilities incurred by members of the Plan Administrator in connection with the administration of this Plan shall be borne by the Company.

4.10      Advisors

The Plan Administrator may, at the cost of the Company, employ attorneys, consultants, advisors, accountants, appraisers, brokers or other Persons to provide advice, opinions or valuations, and the Plan Administrator shall be entitled to rely upon any such advice, opinions or valuations.

Article Five
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PARAMETERS OF AWARDS

5.01    Eligibility For Awards

(1)    Awards may be granted under this Plan only to: (1) Persons who are currently Participants, or (2) as an inducement in connection with the extension to Persons of an offer of employment as an Employee or an offer of engagement as a Director or Consultant.

(2)    Notwithstanding section 5.01(1), grants of Incentive Options may only be made to Persons who qualify as an "employee" within the meaning of Sections 422(a)(2) and 3401(c) of the Code.

(3) Notwithstanding section 5.01(1): (i) no Award may be granted to any Person, even if otherwise eligible, with respect to any circumstances which would not be considered to be either a bonus or reward for services provided, or compensation for goods or services rendered; and (ii) no Award hereunder may be granted to any Consultant for any services rendered wholly or partially in connection with the offer and sale of securities in a capital-raising transaction or which services directly or indirectly promote or maintain a market for the Company's securities. The interpretation of Consultant shall, in all cases, be made in reference to Rule 701 promulgated under the Securities Act or, following such time as the Company shall become a Reporting Company, as allowed under Form S-8 promulgated under the Securities Act.

5.02    Maximum Annual Grant To Awardee

The maximum number of Shares which the Plan Administrator may grant to any Awardee with respect to any fiscal year of the Company shall not exceed one hundred thousand (100,000) Common Shares. Where an Award is subject to vesting conditions over a term of years, the number of Shares underlying the Award shall be averaged over the vesting period on a daily pro rata basis for purposes of determining whether the one hundred thousand (100,000) Common Share per fiscal year ceiling has been exceeded.

5.03    Provision Of Award Agreement

(1)    The grant of an Award under this Plan shall be evidenced by a written Award Agreement (sometimes also referred to in this Plan as a Stock Option Certificate in the case of the grant of Options, a Stock Award Agreement in the case of the grant of a Stock Award, a Stock Unit Agreement in the case of the grant of a Stock Unit Award, and an SAR Agreement in the case of the grant of a Stock Appreciation Right) in such form as prescribed by the Plan Administrator from time-to-time, executed by the Awardee and an authorized officer of the Company. The Plan Administrator may, in its sole discretion, (1) revise any such form of Award Agreement to reflect or incorporate such changes as the Company or its legal counsel may determine is appropriate and consistent with the terms of this Plan, and/or (2) evidence or confirm the grant of an Award in a written employment or consulting agreement or letter agreement in lieu of the form of any of the foregoing Award Agreements.

(2)    In the case of the grant of Options, the governing Award Agreement shall specifically state: (i) whether the Option is an Incentive Option, if applicable; (ii) the number of Shares subject to the Option; (iii) the purchase or exercise price; (iv) the term of the Option, and (v) in the case of an Incentive Option, a provision implementing the $100,000 Limitation (as such term is defined below).

(3)    In the case of the grant of Stock Unit Awards and Stock Appreciation Rights, the governing Award Agreement shall specifically state: (i) the number of Shares for which payment of the capital appreciation rights underlying the Award will be measured, including any applicable formula or limitations; (ii) the term of the Award; and (iii) if the grant is a Tandem SAR, a description of the associated Option.

(4)    The Award Agreement shall further state all other material terms, conditions, performance requirements, limitations and restrictions as may be imposed by the Plan Administrator, including: (i) the form or deferral of payment or pay-out, and (ii) any vesting, transfer, repurchase or forfeiture conditions or restrictions placed upon the Award or, where applicable, underlying Shares.

5.04    Options (In General)

(1)    The purchase or exercise price per Share deliverable upon the exercise of an Option shall be such price as may be determined by the Plan Administrator in its sole discretion. The Plan Administrator may discount the exercise or purchase price by such amount as he deems reasonable and appropriate. If the Plan Administrator does not state the purchase or exercise price in the governing Stock Option Certificate, the purchase or exercise price shall be the Fair Market Value of a Common Share as of the date of the grant. Notwithstanding the foregoing, under no circumstances shall the purchase or exercise price for an Incentive Option be less than the higher of: (i) the amount allowed under the exemption from registration under such Securities Laws (as selected by the Company in its sole discretion) as may be applicable; (ii) if the Common Shares are traded on a stock exchange or other market or system, the minimum price per share permitted by such stock exchange or market or system; or (iii) the then current par value per Common Share.

(2)    The maximum term (including any extensions) in which an Awardee may exercise any Option shall be ten (10) years from date of grant; provided, however, the maximum term of any Incentive Options granted to Awardee who is a Ten Percent Stockholder shall be five (5) years from date of grant. If the Plan Administrator does not state the term of an Option in the governing Stock Option Certificate, the term of the Option shall deemed to be one (1) year after vesting. Unless the governing Stock Option Certificate stipulates that the vested portion of the governing Option must be exercised in full, the vested Option may be exercised in part. Except as limited by the requirements of Section 422(b)(3) of the Code in the case of Incentive Options, the Plan Administrator may extend the previously specified term of any outstanding Option (but not to exceed the maximum term provided above) should the Plan Administrator in its sole and absolute discretion determine it necessary or advisable to do so.

(3)    In the event that the exercise or purchase price for an Option is fully or partially paid in Common Shares pursuant to section 10.01(1), then the Plan Administrator in its sole discretion may, or the Plan Administrator if and to the extent expressly required by the governing Stock Option Certificate shall, grant to the exercising Awardee additional options ("Replacement Options") entitling the exercising Awardee to purchase such number of Shares as shall equal the number of Common Shares delivered to the Company in payment of the gross exercise or purchase price with respect to the governing Stock Option Certificate. Each Replacement Option shall: (i) be immediately exercisable upon its grant (without any vesting conditions); (ii) have a purchase or exercise price for each Share issuable upon exercise of such Option which equals the Fair Market Value of the Common Shares so paid with respect to the original Option as determined for purposes of payment pursuant to section 10.01(1); (iii) have a term co-terminus with that of the original Option; and (iv) contain such other terms and conditions as contained in the governing Stock Option Certificate. Notwithstanding the foregoing, each Replacement Option shall be deemed to be a Non-Qualified Option, even if the original Option was an Incentive Option or the terms and conditions of the Replacement Option would independently comply with the terms and conditions of Section 422 of the Code. Shares received by the Awardee upon exercise of an Option may not be used as consideration in connection with the exercise of a Replacement Option, unless such Shares have been held by the Awardee for a period of at least one (1) year, and such form of payment is otherwise permitted pursuant to the terms of Article Ten. The grant of a Replacement Option shall be evidenced by a written Replacement Stock Option Certificate, executed by the Awardee and an authorized officer of the Company, stating the information required under section 5.03.

5.05    Incentive Options

(1)    No Option shall be classified as an Incentive Option unless so expressly designated by the Plan Administrator, even if the terms and conditions of the Option otherwise comply with the terms and conditions of Section 422. Notwithstanding the designation of an Option as an Incentive Option, the Awardee may nevertheless elect to treat such Option as a Non-Qualified Option for income tax purposes.

(2)    Anything in this Plan to the contrary notwithstanding, under no circumstances shall the purchase or exercise price for an Incentive Option be less than the Fair Market Value of a Common Share as of the date of the grant (unless the Awardee of the Option is a Ten Percent Stockholder at the time of grant, in which case the purchase or exercise price per Share may not be less than one hundred ten percent (110%) of the Fair Market Value of a Common Share on the date the Option is granted).

(3)       Anything in this Plan the contrary notwithstanding, under no circumstances shall total Fair Market Value (determined at the date of grant) of Shares underlying Incentive Options which are exercisable for the first time by the Awardee during any calendar year under all Company plans pursuant to which Incentive Options may be granted (and all such plans of any Parent and any Subsidiary) exceed $100,000 (the "$100,000 Limitation"). Nothing in the preceding sentence shall be deemed to prevent the grant of Options permitting exercise in excess of the $100,000 Limitation where such excess amount is treated as a Non-Qualified Option.

(4)    No Incentive Option shall contain terms pursuant to which the exercise of the Incentive Option would affect the Awardee's right to exercise another Award, or vice versa, such that the Incentive Option would be deemed a tandem stock option within the meaning of the regulations under Section 422A of the Code, with the exception of a Tandem SAR which satisfies the conditions set forth in section 5.06(3).

(5)    Any Incentive Option which at any time fails, for any reason, to qualify as an incentive stock option under Section 422 of the Code, shall be reclassified an a Non-Qualified Option.

(6)    The Plan Administrator may require any Awardee who is an Employee who acquires any Shares pursuant to the exercise of an Incentive Option to give the Company prompt notice of any "disposition" (within the meaning of Section 422(a)(1) of the Code) of such Shares within (1) two (2) years from the date of grant of the governing Incentive Option, or (2) one (1) year after the issuance of such Shares to such Employee, for purposes of satisfaction of any applicable Payroll Taxes. The Plan Administrator may direct that the certificates evidencing such Shares refer to such requirement to give prompt notice.

5.06    Stock Unit Awards And Stock Appreciation Rights

(1)    The Company's obligations arising upon the maturity of any Stock Unit Awards or exercise of any Stock Appreciation Rights shall be payable in cash (either outright or pursuant to such deferred payment arrangement as the Plan Administrator specifies in the governing Award Agreement); provided, however, subject to Article Ten, the Plan Administrator may at the time of grant reserve to the Company the right to fully or partially satisfy its cash obligations through the issuance to the Awardee of a number of Shares having a Fair Market Value as of the date of exercise equal to the amount of such obligations and/or grant to the Awardee the right to demand that the Company fully or partially satisfy its cash obligations through the issuance to the Awardee of a number of Shares having a Fair Market Value as of the date of exercise equal to the amount of such obligations. The Company shall have no right to issue, and the Awardee shall have no right to demand that the Company issue, Shares in lieu of payment unless expressly set forth in the governing Award Agreement.

(2)    The maximum term (including any extensions) in which an Awardee may exercise any Stock Unit or Stock Appreciation Right shall be ten (10) years from date of grant. If the Plan Administrator does not state the term of a Stock Unit or Stock Appreciation Right in the governing Award Agreement, then the term of the Award Option shall deemed to be two (2) years after vesting. Unless the governing Award Agreement stipulates that the vested portion of the governing Award must be exercised in full, the vested Stock Unit or Stock Appreciation Right may be exercised in part. The Plan Administrator may extend the previously specified term of any outstanding Stock Unit or Stock Appreciation Right (but not to exceed the maximum term provided above) should the Plan Administrator, in its sole and absolute discretion, determine it necessary or advisable to do so including, without limitation, in connection with any Termination Of Awardee.

(3)    The Plan Administrator may grant a Stock Appreciation Right in tandem with an Option (a "Tandem Stock SAR"). A Tandem SAR is a right pursuant to which an Awardee may effectively convert Options into Stock Appreciation Rights through the surrender of the unexercised portion of such Options. In such an event the Awardee shall be paid an amount equal to the difference between the aggregate Fair Market Value of the surrendered exercisable Shares underlying the Option over the aggregate Exercise Price for those Shares. A Tandem SAR shall be exercisable only when and to the extent that the associated Option is exercisable, and shall expire no later than the date on which such Option lapses. When a Tandem SAR is exercised, the governing Option, to the extent surrendered, shall no longer be exercisable. The Awardee shall have no right to treat any Stock Appreciation Right as a Tandem SAR unless expressly set forth in the governing Award Agreement.

Article Six
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VESTING, TRANSFER AND FORFEITURE CONDITIONS

6.01    General

(1)    The Plan Administrator may subject the grant of an Award to any Awardee to such vesting, transfer or forfeiture conditions or restrictions as the Plan Administrator may in its sole discretion deem reasonable and necessary. By way of example and not limitation, the Plan Administrator may (subject to any limitations imposed by any applicable Governing Laws):

        (i)    impose service-based (time-in-service), performance-based, performance-accelerated or other vesting conditions or criteria on an Award as a precondition to the Awardee exercising the Award and/or acquiring Shares and/or retaining Shares;

        (ii)    impose forfeiture conditions on Shares issued to or acquired or purchased by an Awardee under the Award based upon the Awardee failing to satisfy service-based (time-in-service), performance-based, performance-accelerated or other vesting conditions or criteria;

        (iii)    retain the right to repurchase Shares issued to or acquired or purchased by an Awardee ; and

        (iv)    subject Shares issued to or acquired or purchased by an Awardee to restrictions on transfer

(2)    Any Shares issued to or acquired or purchased by an Awardee under an Award that are subject to vesting conditions or transfer restrictions shall be referred to in this Plan as "Restricted Shares". Any Shares issued to or acquired or purchased by an Awardee under an Award that are subject to forfeiture conditions shall be referred to in this Plan as "Forfeitable Shares".

(3)    All vesting, transfer or forfeiture conditions or restrictions imposed on any Award (including repurchase payment terms complying with section 6.02,relating to any Forfeitable Shares), shall be set forth in the governing Award Agreement. If no vesting, transfer or forfeiture conditions or restrictions are expressly provided in the governing Award Agreement, the Award shall be deemed fully vested, freely transferable (subject to the requirements of applicable Securities Laws) and non-forfeitable upon date of grant. The Plan Administrator may waive any vesting, transfer or forfeiture conditions or restrictions should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so.

6.02    Payment For Forfeited Shares

In the event the Company subjects Shares issued to or acquired or purchased by an Awardee under an Award to forfeiture based upon the Awardee failing to later satisfy or attain service-based (time-in-service), performance-based, performance-accelerated or other criteria ("Forfeitable Shares"), then the Company shall, should it elect to require the Awardee to forfeit any or all of his Forfeitable Shares pursuant to the forfeiture conditions set forth in the governing Award Agreement, pay to the Awardee for each such forfeited share ("Forfeited Shares"), the higher or (i) the "original cost" (as such term is defined below) of such Forfeited Share, or (ii) the "book value" (as such term is defined below) of such Forfeited Share, or (iii) such higher amount as may be set forth in the governing Award Agreement. Payments to be made by the Company to an Awardee for the purchase of Forfeited Shares shall be in the form of cash or cancellation of purchase money indebtedness with respect to the initial purchase of such Forfeited Shares by the Awardee, if any, and must be paid no later than ninety (90) days after the date of termination. The "original cost" per Forfeited Share means the aggregate amount originally paid to the Company by the Awardee (or his predecessor) to purchase or acquire all of the Forfeitable Shares, divided by the total number of such shares. The "book value" per Forfeited Share means the difference between the Company's total assets and total liabilities as of the close of business on the last day of the calendar month preceding the date of forfeiture, divided by the total number of Common Shares then outstanding (without taking into consideration outstanding options, warrants or convertible securities). The book value per Forfeited Share shall be determined by the independent certified public accountant regularly engaged by the Company. The determination shall be conclusive and binding and made in accordance with generally accepted accounting principles applied on a basis consistent with those previously applied by the Company. The amount of consideration paid by any Awardee (or his predecessor) who originally received the Forfeitable Shares as compensation for services or a bonus, or otherwise without payment of consideration in cash or property, shall be the amount of any applicable Payroll Taxes paid by the Awardee.

6.03          Restrictive Legend On Restricted and Forfeitable Share Certificates; Deposit Of Shares

(1)    Until such time as all conditions placed upon Restricted and/or Forfeitable Shares shall lapse, the Plan Administrator may place a restrictive legend on the share certificate representing such shares which evidences said restrictions in such form, and subject to such stop instructions, as the Plan Administrator shall deem appropriate and necessary, including the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO [RESTRICTION ON TRANSFER] [FORFEITURE ] IN THE EVENT CERTAIN CONDITIONS ARE NOT SATISFIED. THESE CONDITIONS ARE SET FORTH IN FULL IN THAT CERTAIN [STOCK OPTION CERTIFICATE] [STOCK AWARD AGREEMENT] [STOCK UNIT AGREEMENT] [STOCK APPRECIATION RIGHTS AGREEMENT] BETWEEN THE HOLDER OF THIS

 CERTIFICATE AND THE COMPANY DATED THE _______DAY OF ___________, _____________, AND THAT CERTAIN 2003 CLEAN ENERGY COMBUSTION SYSTEMS, INC. OMNIBUS STOCK PLAN DATED _________, 2003, A COPY OF WHICH MAY BE INSPECTED BY AUTHORIZED PERSONS AT THE PRINCIPAL OFFICE OF THE COMPANY AND ALL THE PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

(2)     The Plan Administrator shall also have the right, should it elect to do so, to require the Awardee to deposit the share certificate for the Restricted and/or Forfeitable Shares with the Company or its agent, endorsed in blank or accompanied by a duly executed irrevocable stock power or other instrument of transfer, until such time as the conditions lapse. The Company shall remove the legend with respect to any Restricted and/or Forfeitable Shares for which the governing vesting, transfer or forfeiture conditions or restrictions have lapsed, and remit to the Awardee a share certificate evidencing such shares.

(3)     The provisions of this section 6.03 shall similarly apply to any new, additional or different securities the Awardee may become entitled to receive with respect to any Restricted and/or Forfeitable Shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company.

Article Seven
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SPECIAL RULES FOR SERVICE-BASED (TIME-IN-SERVICE) AWARDS

7.01     Definitions

When used in this Article Seven, the following terms shall have the meanings set forth below (all terms used in this Plan that are not defined in this Article Seven shall have the meaning set forth elsewhere in this Plan):

"Disability" (or the related term "Disabled") means any of the following with respect to an Awardee who is an Employee or a Director: (1) the receipt of any disability insurance benefits by the Awardee; (2) a declaration to the effect that the Awardee is legally incompetent by a court of competent jurisdiction, a worker's compensation board or other government or quasi-government agency; or (3) the material inability of the Awardee due to medically documented mental or physical illness or disability to fully perform the regular obligations of his office (with reasonable accommodations for such disability, if and to the extent then required by applicable law), for three (3) cumulative months within any six (6) month continuous period; or (4) the reasonable determination by the Plan Administrator that the Awardee will not be able to fully perform the regular obligations of his office (with reasonable accommodations if and to the extent then required by applicable law) for a three (3) month continuous period.

If the Plan Administrator determines that the Awardee is Disabled under clause (3) or clause (4) above and the Awardee disagrees with the conclusion, then the Company shall have the right to engage a qualified independent physician reasonably acceptable to the Awardee to examine the Awardee at the Company's sole expense. The determination of such physician shall be provided in writing to the parties and shall be final and binding upon the parties for all purposes of this Plan. The Awardee hereby consents to examination in the manner set forth above, and waives any physician-patient privilege arising from any such examination as it relates to the determination of the purported disability. If the parties cannot agree upon such physician, a physician shall be appointed by an single arbitrator located in the same city as in which the Company's principal executive office is located, or a close to such city as is possible, according to the rules and practices of the arbitration association pursuant to which arbitrator is engaged. If the Company's principal executive office is located in British Columbia, the arbitrator shall be engaged through the B.C. Arbitration And Mediation Institute. If the Company's principal executive office is located in the United States, the arbitrator shall be engaged through the American Arbitration Association.

"Termination By Company For Cause" means the termination by the Company of the Awardee of his employment with or engagement by the Company resulting from the determination of the Plan Administrator that one or more of the following events has occurred

(1)     In the case of an Awardee who is an Employee, the Plan Administrator determines that:

        (i)     any representation or warranty of the Awardee in connection with the grant of the Award (or the subsequent exercise of an Exercisable Award) is not materially true, accurate and complete;

          (ii)     the Awardee has breached or wrongfully failed and/or refused to fulfill and/or perform any of the Awardee's obligations, promises or covenants under the governing Award Agreement;

        (iii)     the Awardee has breached or wrongfully failed and/or refused to fulfill and/or perform any of the Awardee's representations, warranties, obligations, promises or covenants in any agreement (other than the governing Award Agreement) entered into between the Company and the Awardee, without cure, if any, as provided in such agreement;

        (iv)     the Awardee has failed and/or refused to obey any lawful and proper order or directive of the Board, and/or the Awardee has interfered with the compliance by other employees of the Company with any such orders or directives;

        (v)     the Awardee has breached the Awardee's fiduciary duties to the Company;

        (vi)     the Awardee has caused the Company to be convicted of a crime, or intentionally caused the Company to incur criminal penalties in material amounts;

        (vii)     the Awardee has committed any act of fraud, misrepresentation, theft, embezzlement or misappropriation, and/or any other dishonest act against the Company and/or any of its affiliates, subsidiaries, joint ventures;

        (viii)     the Awardee has intemperately used alcohol or drugs to an extent that such use: (A) interfered with or was likely to interfere with the Awardee's ability to perform the Awardee's duties to the Company; and/or (B) such use endangers or was likely to endanger the life, health, safety, or property of the Awardee, the Company, and/or any other person;

        (ix)    the Awardee has demonstrated or committed such acts racism, sexism or other discrimination as would tend to bring the Company into public scandal or ridicule, or would otherwise result in material and substantial harm to the Company's business, reputation, operations, affairs or financial position; and/or

        (x)     the Awardee engaged in other conduct constituting cause for termination.

(2)     In the case of an Awardee who is a Director, the Plan Administrator determines that:

        (i)     the Awardee has refused or is unable to be nominated for a position on the Board;

        (ii)     the Board has removed the Awardee as a member of the Board, or refused to nominate the Director for re-election to the Board, by reason of the Director's failure or refusal to timely and fully perform his obligations as a Director;

        (iii)     the Awardee has breached his statutory or common law duties as a Director; or

        (iv)     any event described above in clause (1) of this definition has occurred with respect to the Awardee.

(3)     In the case of an Awardee who is a Consultant, the Plan Administrator determines that any event described above in clause (1) of this definition has occurred with respect to the Awardee.

Any nominees or designees of the Awardee to the Board shall, if a member of the Plan Administrator, abstain from voting with respect to any decision by the Plan Administrator relating to any of the foregoing events as they pertain to any Award in which the Awardee has a direct or indirect interest. In the event the Awardee is both Disabled and the provisions of clause (1)(viii) are applicable with respect to the Awardee, the Company shall nevertheless have the right to deem such event as a Termination By Company For Cause.

"Termination By Awardee For Good Reason" means the termination by an Awardee of his employment with or engagement by the Company based upon his reasonable determination that one of the following events:

(1)     In the case of an Awardee who is an Employee:

        (i)     the Company's representations or warranties in the Award Agreement are not materially true, accurate and complete;

        (ii)     the Company, through its other directors or executive officers other than the Awardee, has intentionally and continually breached or wrongfully failed and/or refused to fulfill and/or perform any of the Company's obligations, promises or covenants under the governing Award Agreement;

        (iii)     the Company, through its other directors or executive officers other than the Awardee, has intentionally and continually breached or wrongfully failed and/or refused to fulfill and/or perform any of the Company's representations, warranties, obligations, promises or covenants in any agreement (other than the Award Agreement) entered into between the Company and the Awardee, without cure, if any, as provided in such agreement; and/or

        (iv)     the Company, through its other directors or executive officers other than the Awardee, intentionally requires the Awardee to commit or participate in any felony or other serious crime.

(2)     In the case of an Awardee who is a Director:

        (i)     the Company removes or fails to reappoint or re-elect the Awardee as a Director (unless such action is attributable to an event considered to constitute Termination By Company For Cause); and/or

        (ii)     the occurrence of any of the events described above in clause (1) of this definition with respect to the Director.

(3)     In the case of an Awardee who is a Consultant, the occurrence of any of the events described above in clause (1) of this definition with respect to the Consultant.

In the case of an Employee, a change of duties or position within the Company or an assignment of employment in a Parent or Subsidiary, if any, or from such a corporation to the Company, shall not be considered an event constituting Termination By Awardee For Good Reason unless expressly provided for in a governing Award Agreement.

In the event any of the events described above in clause (1) of this definition occurs with respect to the Company and that event is reasonably susceptible of being cured, then the Company shall be entitled to a grace period of thirty (30) days following receipt of written notice of that event to cure that event; provided, however, if the event is not reasonably susceptible of being cured within that thirty (30) day period, the Company shall be granted a reasonable amount of additional time to cure that event provided that the Company promptly commences and diligently pursues a cure for that event. No act, nor failure to act, on the Company's part shall be considered "intentional" unless the Company has acted, or failed to act, with a lack of good faith and with a lack of reasonable belief.

"Termination Of Awardee" means the following:

(1)     In the case of an Awardee who is an Employee, the time when the employee-employer relationship between the Awardee and the Company (or any Parent or Subsidiary) is terminated for any reason whatsoever, whether voluntary or involuntary (including death or Disability), or with or without good cause, including, but not by way of limitation, termination by resignation, discharge, retirement, or leave of absence. An assignment of employment in a Parent or Subsidiary, if any, or from such a corporation to the Company, shall not be considered an event constituting Termination Of Awardee.

(2)     In the case of an Awardee who is a Director, the time when the Awardee's status as a Director ceases for any reason whatsoever, whether voluntary or involuntary (including death or Disability), or with or without good cause, but excluding cases where the Awardee remains a Director of the Company (if such termination relates to the Awardee's status as a Director of any Parent and/or any Subsidiary) and/or by any Parent and/or any Subsidiary (if such termination relates to the Awardee's status as a Director of the Company).

(3)     In the case of an Awardee who is a Consultant, the time when the Awardee's engagement as a Consultant to the Company and/or any Parent and/or any Subsidiary ceases for any reason whatsoever, whether voluntary or involuntary (including death or Disability), or with or without good cause, but excluding cases where there is a simultaneous commencement of employment of the Awardee by the Company and/or any Parent and/or any Subsidiary.

7.02     Scope of Article Seven

(1)     Notwithstanding any other provisions in this Plan to the contrary, the terms of an Exercisable Award, Restricted Shares or Forfeitable Shares predicated on continued performance of services to the Company (i.e., service-based or time-in-service conditions) by an Awardee shall be governed by this Article Seven except to the extent expressly provided for otherwise in a governing Award Agreement. Notwithstanding the foregoing, the Plan Administrator may, in its sole discretion, specify terms and conditions in a governing Award Agreement other than those set forth in this Article Seven.

(2)     In the event of a situation where there is a Termination Of Awardee and such termination is attributable both to Termination By Company For Cause and Termination By Awardee For Good Reason, then Termination By Company For Cause shall govern and supercede Termination By Awardee For Good Reason.

(3)     The application and/or construction of the terms Termination By Company For Cause, Termination By Awardee For Good Reason and Termination Of Awardee in this Article Seven are solely intended for, and shall be limited to, the operation of the vesting and expiration provisions of Awards granted under this Plan, and governing Award Agreements, and not for any other purpose or agreement.

(4)     In no event shall the granting of an Award be construed to: (i) grant a continued right of employment to an Awardee if such Person is employed by the Company and/or by the Parent and/or any Subsidiary, or (ii) affect, restrict or interfere with in any way any right the Company and/or Parent and/or any Subsidiary may have to terminate or otherwise discharge the employment and/or engagement of such Person, at any time, with or without cause, except to the extent that such Person and the Company and/or Parent and/or any Subsidiary may have otherwise expressly agreed in writing.

7.03     Continuous Performance Of Services; Vesting; Lapse

An Exercisable Award or Restricted Shares or Forfeitable Shares predicated on continued performance of services shall be deemed to be subject to a three year vesting period pursuant to which the first one-third of the Award shall vest upon the provision of one (1) full year of continuous services after the date of grant; the second one-third of the Award shall vest upon the provision of two (2) full years of continuous services after the date of grant; and the balance of the Award shall vest upon the provision of three (3) full years of continuous services after the date of grant. Any Exercisable Award subject to vesting under this section shall lapse two (2) years from date of vesting.

7.04     Termination Of Awardee

In the event of Termination Of Awardee for any reason whatsoever (including death, Disability, Termination By Company For Cause and Termination By Awardee For Good Reason), an Exercisable Award or Restricted Shares or Forfeitable Shares predicated on continued performance of services to the Company by such Awardee shall be deemed vested (i.e., exercisable in the case of an Exercisable Award or earned or retainable in the case of Restricted Shares or Forfeitable Shares) only through the effective date of termination. Any portion of an Exercisable Award which would have vested after the effective date of termination but for such event shall immediately lapse. Any portion of Restricted Shares or Forfeitable Shares which would have vested after the effective date of termination but for such event shall be deemed to be unearned or not satisfied.

7.05     Lapse Of Exercisable Awards

In the event of Termination Of Awardee, any vested Exercisable Award shall lapse to the extent unexercised one (1) year following the effective date of termination, unless such termination is attributable to Termination By Company For Cause, in which case any vested Exercisable Award shall lapse to the extent unexercised three (3) months following the effective date of termination.

Article Eight
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SPECIAL RULES FOR DETRIMENTAL ACTIVITIES

8.01 Detrimental Activities

Anything in this Plan to the contrary notwithstanding, the Plan Administrator may (unless the Award Agreement specifies otherwise) cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Awards (including otherwise vested Awards) at any time if the Participant engages in any "Detrimental Activity." For purposes of this section 8.01, "Detrimental Activity" shall include: (1) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (2) the disclosure to anyone outside the Company, or the use in other than the Company's business, without prior written authorization from the Company, of any confidential information or material, as defined in the Company's agreements with the Participant regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with or engagement by the Company; (3) the failure or refusal to disclose promptly and to assign to the Company, pursuant to the Company's agreements with the Participant regarding confidential information and intellectual property, all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; or (4) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company.

8.02     Clawback

In the event a Participant engages in a Detrimental Activity prior to, or during the six (6) months after, any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded by the Company within two (2) years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

Article Nine
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MANNER OF EXERCISE OF AWARDS AND DELIVERIES

9.01     Payments And Deliveries By Awardee To Acquire Or Purchase Shares

The exercise of any Award under this Plan pursuant to which an Awardee is issued or acquires or purchases Shares shall be subject to the prior delivery to the Secretary of the Company at its principal executive offices following items:

(1)     a notice of exercise in the form attached to the governing Award Agreement or otherwise provided by the Company, duly signed by the Awardee or other Person then entitled to exercise the Award or portion thereof, and specifically stating the number of Shares to be issued, acquired or purchased;

(2)     in the event that the Award or portion thereof shall be exercised by any Person other than the Awardee, appropriate proof of the right of such person or persons to exercise the Award or portion thereof;

(3)     where payment is required with respect to any Shares to be issued, acquired or purchased under the Award, (i) receipt by the Company of payment in full for such Shares in immediately available funds in U.S. dollars (unless another currency is allowed under the governing Award Agreement or permitted by the Plan Administrator); or (ii) subject to Article Ten, consideration other than cash where allowed under the governing Award Agreement or permitted by the Plan Administrator; provided, however, the Plan Administrator may, in its sole discretion, permit a delay in full payment for a period of up to thirty (30) days;

(4)     where payment is required with respect to any applicable Payroll Taxes, (i) receipt by the Company of payment in full for such taxes immediately available funds in U.S. dollars (unless another currency is allowed under the governing Award Agreement or permitted by the Plan Administrator); or (ii) subject to Article Ten, consideration other than cash where allowed under the governing Award Agreement or permitted by the Plan Administrator; provided, however, the Plan Administrator may, in its sole discretion, permit a delay in full payment for a period of up to thirty (30) days; and

(5)     such other documents, representations and undertakings as provided in the governing Award Agreement and/or which the Plan Administrator, in its absolute discretion, deems necessary or advisable pursuant to section 12.01.

9.02     Payments And Deliveries By Awardee In Exercise Of Stock Unit Awards Or Stock Appreciation Rights

The exercise of any Stock Unit Awards or Stock Appreciation Rights under this Plan pursuant to which an Awardee is entitled to receive cash payment shall be subject to the prior delivery to the Secretary of the Company at its principal executive offices following items:

(1)     a notice of exercise in the form attached to the governing Award Agreement or otherwise provided by the Company, duly signed by the Awardee or other Person then entitled to exercise the Award or portion thereof, and specifically stating the amount of cash to be paid with respect to governing Award Agreement; and

(2)     in the event that the Award or portion thereof shall be exercised by any Person other than the Awardee, appropriate proof of the right of such person or persons to exercise the Award or portion thereof.

9.03     Delays To Ascertain Satisfaction Of Applicable Governing Laws And For Administrative Convenience

Anything in this Article Nine to the contrary notwithstanding, (i) the Company shall not be required to issue or deliver to the Awardee any certificate or certificates representing Shares to be issued to, acquired or purchased by the Awardee until such time as all requirements or conditions imposed under any applicable Governing Laws are satisfied, and (ii) the Company shall not be required to issue or deliver to the Awardee any certificate or certificates representing Shares to be issued to, acquired or purchased by the Awardee or make any cash payment to the Awardee with respect to Stock Unit Awards or Stock Appreciation Rights until the lapse of such reasonable period of time as the Plan Administrator may establish from time-to-time for administrative convenience.

Article Ten
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NON-CASH PURCHASE OR PAYROLL TAX CONSIDERATION

10.01     General

Payment of the purchase price (if any) to acquire or purchase Shares under any governing Award Agreement, and payment of any applicable Payroll Taxes may, to the extent provided for in such Award Agreement or if otherwise consented to by the Plan Administrator in writing, be paid using one or more of the following non-cash forms of payment in lieu of cash:

(1)     The surrender of Common Shares or other securities of the Company owned or held by the Awardee duly endorsed for transfer to the Company (provided that such Shares or securities have a Fair Market Value on the date of delivery equal to the purchase or acquisition price or Payroll Taxes or portion thereof to be satisfied by such shares);

(2)     a reduction in the amount of any Company liability to the Awardee, including any liability attributable to the Awardee's participation in any Company-sponsored deferred compensation program or arrangement;

(3)     subject to section 10.02, delivery to the Company of irrevocable instructions to a broker to promptly deliver to the Company an amount of sale or loan proceeds sufficient to pay the purchase or acquisition price. Additionally, the Company will accept, in payment of the purchase or acquisition price shares, proceeds of a margin loan obtained by the recipient from a broker, provided that the recipient has delivered to the Company irrevocable instructions to deliver share certificates directly to such broker upon payment of the purchase or acquisition price;

(4)     subject to section 10.02, a promissory note, loan or other extension of credit by the Company; or

(5)     such other good and valuable consideration and method of payment to the extent permitted under any applicable Governing Laws.

10.02     Promissory Notes, Loans Or Other Extensions Of Credit-Compliance With Section 13(k) Of The Exchange Act And Regulation G Of The Federal Reserve Board

(1)     Any promissory note, loan or other extension of credit by the Company shall be payable upon such terms as may be prescribed by the Plan Administrator in its sole discretion, including such form of promissory note and security to be given for such note.

(2)     To the extent that interest is required to be imputed under the Code, any promissory note, loan or other extension of credit by the Company shall bear interest at such rate as shall then preclude the imputation of interest under the Code.

(3)     Anything in section 10.01 to the contrary notwithstanding, in the event the Company is then a Reporting Company:

        (i)     the Company shall not in connection with any Award directly or indirectly, including through any subsidiary, extend or maintain credit, or arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any Director or Executive Officer (or equivalent thereof) of the Company within the meaning of Section 13(k) of the Exchange Act, and rules promulgated thereunder by the SEC; and

        (ii)     no Shares may be acquired or purchased by the delivery of a promissory note or by a loan from the Company if such loan or other extension of credit is prohibited by law at the time of acquisition or purchase or does not comply with the provisions of Regulation G promulgated by the Federal Reserve Board with respect to "margin stock" if the Company and the Awardee are then subject to such regulation.

Article Eleven
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ASSIGNABILITY OF AWARDS

11.01     Definitions

When used in this Article Eleven, the following terms shall have the meanings set forth below (all terms used in this Plan that are not defined in Definitions:

"Transfer" means any transfer or alienation of an Award (including, if the Award is an Exercisable Award, any underlying Shares) which would directly or indirectly change the legal or beneficial ownership thereof, whether voluntary or by operation of law, and regardless of payment or provision of consideration, including, by way of example and not limitation: (1) the sale, assignment, bequest or gift of the Award; (2) any transaction that creates or grants an option, warrant, or right to obtain an interest in the Award; (3) any transaction that creates a form of joint ownership in the Award between the Awardee and one or more other Persons; (4) any Transfer of the Award to or for the benefit of a creditor of the Awardee, whether voluntary or involuntary or by operation of law, and whether by judgment, levy, attachment, garnishment, or any other legal or equitable proceeding (including bankruptcy), (5) any distribution by an Awardee which is an entity to its stockholders, partners, co-venturers or members, as the case may be; or (6) any distribution by an Awardee which is a fiduciary such as a trustee or custodian to its settlors or beneficiaries.

11.02     Exercise of Exercisable Awards

An Exercisable Award may be exercised only by the original Awardee thereof or, to the extent a Transfer is permitted pursuant to this Article Eleven, by a permitted transferee of such Award.

11.03     Transfer of Exercisable Awards And Restricted Shares

(1)     Subject to the limited exceptions set forth in section 11.03(2), an Awardee may not Transfer an Exercisable Award or Transfer Restricted Shares (including Forfeitable Shares which are also Restricted Shares) unless: (i) such Transfer is expressly permitted by the governing Award Agreement (and then only to the extent of such transfer terms), or the Plan Administrator, in its sole and absolute discretion, otherwise consents to such Transfer in writing; and (ii) and such Transfer is effected in accordance with applicable Securities Laws pursuant to Article Eleven.

(2)     Subject to compliance with applicable Securities Laws pursuant to Article Eleven:

        (i)     a Awardee who is a natural Person in the event of his divorce or legal separation may Transfer (except to the extent that the governing Award Agreement expressly prohibits such transfer) an Exercisable Award or Transfer Restricted Shares (including Forfeitable Shares which are also Restricted Shares) not subject to unsatisfied vesting conditions to his spouse pursuant to a Qualified Domestic Relations Order as defined by Section 414(p) of the Code; and

        (ii)     the executor, administrator of estate, trustee or other legal representative of an Awardee who is deceased may Transfer (except to the extent that the governing Award Agreement expressly prohibits such Transfer) an Exercisable Award or Transfer Restricted Shares (including Forfeitable Shares which are also Restricted Shares) not subject unsatisfied vesting conditions to the legal heirs, successors or descendants of such deceased Awardee pursuant to his will, trust or other testamentary device or by operation of law, provided, however, in the case of an Incentive Option, such Transfer may only be effected to the extent permitted under Section 422(b)(5) of the Code.

11.04     Transfer Of Forfeitable Shares

Subject to compliance with applicable Securities Laws pursuant to Article Eleven, an Awardee may Transfer Shares which constitute Forfeitable Shares (but which are not also Restricted Shares), except to the extent that the governing Award Agreement expressly prohibits such transfer.

11.05     Transfers By Successors

Any Person who receives an Exercisable Award, Restricted Shares or Forfeitable Shares by way of Transfer pursuant to this Article Eleven, shall be subject to the same rules governing or prohibiting Transfers as if they were the original Awardee.

11.06     Effect Of Prohibited Transfer Or Exercise

Any Transfer or exercise of any Exercisable Award, Restricted Share or Forfeitable Share in violation of this Article Eleven shall be null and void ab initio and of no further force and effect.

Article Twelve
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COMPLIANCE WITH GOVERNING LAWS AND SECURITIES EXCHANGES

12.01     General

The granting or issuance of any securities issued under or derivative from this Plan shall be subject to all applicable Governing Laws (including Securities Laws), including the obtaining of such approvals by any governmental agencies or any stock exchange or other market or system as may be required.

12.02     Exemption From Registration

Unless expressly stipulated in the governing Award Agreement, in no event shall the Company be required at any time to register any securities issued under or derivative from this Plan under the Securities Act (including, without limitation, as part of any primary or secondary offering, or pursuant to Form S-8) or to register or qualify any securities issued under or derivative from this Plan under any other Securities Laws. In the event the Company does not register or qualify any securities issued under or derivative from this Plan, such securities shall be issued in reliance upon such exemptions from registration or qualification under such Securities Laws as may be applicable that the Company and its legal counsel, in their sole discretion, shall determine to be appropriate and necessary. In the event the Company is unable to obtain, without undue burden or expense, such consents or approvals that may be required from any applicable regulatory authority (or may be deemed reasonably necessary or advisable by legal counsel for the Company) with respect to the applicable exemptions from registration or qualification under the applicable Securities Laws which the Company is reasonably relying upon, the Company shall have no obligation under this Agreement to issue or sell any securities issued under or derivative from this Plan until such time as such consents or approvals may be reasonably obtained without undue burden or expense, and the Company shall be relieved of all liability therefor; provided, however, the Company shall, if requested by the Awardee, rescind the Awardee's investment decisions and return all funds or payments made by the Awardee to the Company should the Company fail to obtain such consents or approvals within a reasonable time after the Awardee tenders such funds or property to the Company.

12.03     Cooperation In The Event Of Registration

In the event that the Company shall deem it necessary or desirable to register any securities issued under or derivative from this Plan under the Securities Act under the Securities Act or any other applicable Securities Laws, then the Awardee shall as a condition of the Award cooperate with the Company and take such action as is necessary to effectuate such registration.

12.04     Provision Of Other Documents And Representations

If requested by the Company, the Awardee shall provide such further representations or documents as the Company or its legal counsel, in their reasonable discretion, deem necessary or advisable in order to effect compliance with the conditions of any and all of the aforesaid exemptions from registration or qualification under the applicable Securities Laws which the Company is relying upon, or with all applicable rules and regulations of any applicable stock exchange or other market or system on which the Common Shares are listed or quoted. Unless the Company has determined that the following representation is unnecessary, each Awardee shall, as a condition to the receipt of an Award and the issuance of Shares, make a representation in writing to the Company: (1) that he is acquiring such securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, (2) that before any transfer in connection with the resale of such securities, he will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such securities may be transferred. Unless waived by the Company, the Awardee shall also furnish to the Company an investment representation letter from an investment advisor with credentials reasonably acceptable to the Company to the effect that such purchaser representative has reviewed the Awardee's proposed investment in any securities issued under or derivative from this Plan and has determined that an investment in such securities: (i) is appropriate in light of the Awardee's financial circumstances, (ii) that the purchaser representative and, if applicable, the Awardee, have such knowledge and experience in financial and business matters that such persons are capable o1 evaluating the merits and risks of an investment in such securities, and (iii) that the purchaser representative and, if applicable, the Awardee, have such business or financial experience to be reasonably assumed to have the capacity to protect the Awardee's interests in connection with the grant, acquisition or purchase of such securities.

12.05 Legend On Shares

In the event the Company delivers any securities issued under or derivative from this Plan which are unregistered, the Company reserves the right to place the following legend or such other legend as it deems necessary the governing Award Agreement and any certificate or certificates evidencing Shares that may be issued to comply with the applicable Securities Laws being relied upon by the Company.

THE SECURITIES REPRESENTED BY THIS [AWARD AGREEMENT] [CERTIFICATE] HAVE NOT BEEN (1) REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION AFFORDED BY SUCH ACT INCLUDING, WITHOUT LIMITATION, RULE 701 TO SECTION 3(b) OF THE SECURITIES ACT, OR (2) REGISTERED UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES OR PROVINCE OF CANADA WHICH MAY BE APPLICABLE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION AFFORDED BY SUCH STATE, TERRITORIAL AND/OR PROVINCIAL SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR THE HOLDER'S OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW FOR RESALE OR DISTRIBUTION. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS (A) THEY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AS WELL AS UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES AS MAY THEN BE APPLICABLE, OR (B) THE TRANSFER AGENT (OR THE COMPANY IF THEN ACTING AS ITS TRANSFER AGENT) IS PRESENTED WITH EITHER A WRITTEN OPINION SATISFACTORY TO COUNSEL FOR THE COMPANY OR A NO-ACTION OR INTERPRETIVE LETTER FROM THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ANY APPLICABLE STATE, TERRITORIAL AND/OR PROVINCIAL SECURITIES REGULATORY AGENCY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE OR TRANSFER.

Article Thirteen
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REPORTS

13.01     Financial Statements

The Company shall provide each Awardee with the Company's financial statements, in the form generally distributed to its stockholders, at least annually.

13.02     Incentive Stock Option Reports

The Company shall provide, with respect to each holder of an Incentive Option who has exercised such Incentive Option, on or before January 31st of the year following the year of exercise of such Incentive Option, a statement containing the following information: (1) the Company's name, address, and taxpayer identification number; (2) the name, address, and taxpayer identification number of the Person to whom Shares were issued by the Company upon exercise of the Incentive Option; (3) the date the Incentive Option was granted; (4) the date the Shares underlying the Incentive Option were issued pursuant to the exercise of the Incentive Option; (5) the Fair Market Value of the Shares on date of exercise; (6) the number of Shares issued upon exercise of the Incentive Option; (7) a statement that the Incentive Option was an incentive stock option; and (8) the total cost of the Shares.

Article Fourteen
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ADJUSTMENTS

14.01     Recapitalization or Reclassification; Combination Or Reverse Stock Split; Forward Stock Split.

(1)     If: (i) outstanding Common Shares are subdivided into a greater number of shares by reason of recapitalization or reclassification, or (ii) a dividend in Common Shares shall be paid or distributed in respect of the Common Shares, then the number of Shares, if any, available for issuance under this Plan, and any purchase or exercise price for the Shares in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately increased and reduced, respectively.

(2)     If outstanding Common Shares are combined into a lesser number of shares by reason of a combination or reverse stock split, then the number of Shares, if any, available for issuance under this Plan, and any purchase or exercise price for the Shares in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately reduced and increased, respectively.

14.02 Consolidation Or Merger; Exchange of Securities; Divisive Reorganization; Other Reorganization or Reclassification

In case of: (1) the consolidation, merger, combination or exchange of shares of capital stock with another entity, (2) the divisive reorganization of the Company (i.e., split-up, spin-off or split-off), or (3) any capital reorganization or any reclassification of Common Shares (other than a recapitalization or reclassification described above in section 14.01), then each Awardee shall thereafter be entitled to acquire or purchase the kind and number of shares of capital stock or other securities or property of the Company (or its successor{s}) receivable upon such event by an Awardee of the number of Shares which the governing Award Agreement entitles the Awardee to acquire or purchase from the Company immediately prior to such event. In every such case, the Company may appropriately adjust the number of Shares which may be issued under this Plan, the number of Shares which may be issued, acquired or purchased under any outstanding Awards theretofore granted under this Plan, the exercise or purchase price (if any) to acquire or purchase those Shares, and any and all other matters deemed appropriate by the Plan Administrator.

14.03     Adjustments Determined In Sole Discretion of Board

All adjustments to be made pursuant to the foregoing subsections shall be made in such manner as the Plan Administrator shall deem equitable and appropriate, the determination of the Plan Administrator shall be final, binding and conclusive.

14.04     No Other Rights To Awardee

Except as expressly provided in this Article Fourteen: (1) the Awardee shall have no rights by reason of any subdivision or consolidation of shares of capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and (2) the dissolution, liquidation, merger, consolidation or divisive reorganization or sale of assets or stock to another corporation, or any issue by the Company of shares of capital stock of any class, or warrants or options or rights to purchase securities (including securities convertible into shares of capital stock of any class), shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares which the Awardee may acquire or purchase under an Award, or the exercise or purchase price (if any) for those Shares. The grant of an Award pursuant to this Plan shall not in any way affect or impede the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

Article Fifteen
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AMENDMENT AND DISCONTINUATION OF PLAN; MODIFICATION OF AWARDS

15.01     Amendment, Modification Or Termination of Plan

The Board may amend or modify this Plan or suspend or discontinue this Plan at any time or from time-to-time; provided, however: (1) no such action may adversely alter or impair any Award previously granted under this Plan to any material extent without the consent of each Awardee affected thereby, (2) no action of the Board will cause Incentive Options granted under this Plan not to comply with Section 422 of the Code unless the Board specifically declares such action to be made for that purpose; and (3) shareholder approval or ratification is required (i) to increase the Stock Pool or to extend the term under which the Plan Administrator may grant Awards, or (ii) where required under any applicable Governing Laws or the rules of any exchange or market.

15.02     Modification Of Terms Of Outstanding Awards

The Plan Administrator in his sole discretion modify, amend or waive the terms and conditions of any outstanding Awards granted under this Plan (but, in the case of Incentive Options, only to the extent permitted under Section 422 of the Code), including by way of example and not limitation: (1) renew Awards, (2) reprice the exercise or purchase price for Options, (3) waive, defer, accelerate or suspend exercisability, vesting, payment, transfer, repurchase or forfeiture conditions, restrictions or limitations, or (4) accept the tender or surrender of outstanding Awards or authorize the grant on new Awards in substitution therefore; provided, however, no such renewal, waiver, amendment, modification or substitution may, without the consent of the Awardee affected thereby, adversely alter or impair such Awardees rights under the outstanding Award to any material extent.

15.03     Compliance With Laws.

Anything in this Article Fifteen to the contrary notwithstanding, the Plan Administrator may, at any time or from time-to-time, without receiving further consideration from, or paying any consideration to, any Person who may become entitled to receive or who has received the grant of an Award hereunder, modify or amend Awards granted under this Plan as required to: (1) comport with changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or Awards thereunder or to comply with the rules or requirements of any stock exchange or other market or system on which the Common Shares are traded or quoted and/or (2) ensure that this Plan is and remains exempt from the application of any participation, vesting, benefit accrual, funding, fiduciary, reporting, disclosure, administration or enforcement requirement of either the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the corresponding provisions of the Internal Revenue Code of 1986, as amended (Subchapter D of Title A, Chapter 1 of the Code {encompassing Sections 400 to 420 of the Code}).

Article Sixteen
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MISCELLANEOUS

16.01     Law Of Interpretation

This Plan and the rights and remedies of each party arising out of or relating to this Plan (including, without limitation, equitable remedies) shall (with the exception of compliance with applicable Securities Laws) be solely governed by, interpreted under, and construed and enforced in accordance with the laws (without regard to the conflicts of law principles) of the State of Delaware, as if this Plan were made, and as if its obligations are to be performed, wholly within the State of Delaware.

16.02     Indemnification

To the extent permitted by law, each person who is or shall have been a member of the Board or Plan Administrator shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him in settlement thereof, with the approval of the Company approval, or paid by him in satisfaction of judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's certificate or articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company or any Parent or Subsidiary may have to indemnify them or hold them harmless.

16.03     Rights Of Holders Of Exercisable Awards

Until such time as Shares are issued to an Awardee in connection with his exercise of an Exercisable Award, such Awardee shall not be, nor shall such Awardee have any of the rights or privileges of, a stockholder of the Company with respect to such Shares including, by way of example and not limitation, the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders, or to receive dividends, distributions, subscription rights or otherwise.

16.04     Non-Liability For Debts

No Awards granted under this Plan, or any part thereof, shall be liable for the debts, contracts, or engagements of a Awardee, or such Awardee's successors in interest as permitted under this Plan.

16.05     Performance On Business Day

In the event the date on which a party to this Plan is required to take any action under the terms of this Plan is not a business day, the action shall, unless otherwise provided herein, be deemed to be required to be taken on the next succeeding business day.

16.06     Relationship Of Plan To Other Equity-Based Compensation Plans

Except as expressly set forth in section 2.02, the adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Parent or Subsidiary. Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements or plans, subject to shareholder approval if such approval is required, and such arrangements or plans may be either generally applicable or applicable only in specific cases.

16.07     No Funding Obligation

The Plan shall be unfunded and the Company shall not be required to establish any special account or fund or to otherwise segregate or encumber assets to ensure payment of any Award.

16.08     Severability

If any term or provision of this Plan or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws, then, and in that event: (1) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Plan, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable; and (2) the remaining part of this Plan (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby, and shall continue in full force and effect to the fullest extent provided by law.

16.09 Headings; References; Incorporation; Gender; Statutory References

The headings used in this Plan are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Plan or any provision hereof. References to this Plan shall include all amendments or renewals thereof. All cross-references in this Plan, unless specifically directed to another agreement or document, shall be construed only to refer to provisions within this Plan, and shall not be construed to be referenced to the overall transaction or to any other agreement or document. Any Exhibit referenced in Plan shall be construed to be incorporated in this Plan by such reference. As used in this Plan, each gender shall be deemed to include the other gender, including neutral genders appropriate for entities, if applicable, and the singular shall be deemed to include the plural, and vice versa, as the context requires. Any reference to statutes or laws will include all amendments, modifications, or replacements of the specific sections and provisions concerned.

Proxy For Holders Of Common Stock and Series 'B' Preferred Stock

Clean Energy Combustion Systems, Inc.

Annual Meeting of Shareholders - November 21, 2003

The undersigned hereby appoints R. DIRK STINSON and BARRY A. SHEAHAN and each of them (with full power to act without the other) the true and lawful proxies of the undersigned, each having full power to substitute, to represent the undersigned and to vote all shares of common stock, par value $0.0001 (the "common shares") and series 'B' preferred stock, par value $0.0001 (the "series 'B' preferred shares") of CLEAN ENERGY COMBUSTION SYSTEMS, INC., a Delaware corporation ("Clean Energy"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Clean Energy (the "annual meeting") to be held at the Best Western Kings Inn And Conference Centre located at 5411 Kingsway, Burnaby, British Columbia, Canada, on Friday, November 21, 2003, at the hour of 11:00 a.m., Pacific Standard Time, or any postponed or adjourned meetings thereof, as described in Clean Energy's Notice of Annual Meeting of Shareholders And Proxy Statement dated October 24, 2003 (the "proxy statement").

1.         Election Of Directors

The election of the following seven nominees identified in the proxy statement to serve on Clean Energy's board of directors until Clean Energy's next annual meeting:

R. Dirk                 Stinson Denver                 Collins Barry A. Sheahan

John P. Thuot                 L. Clive Boulton                 John L. Howard

For   [____]      Withhold   [____]

You may withhold authority to vote for the election of any of the director nominees by lining through his name above.

Clean Energy's board of directors recommends that you vote "FOR" the election of Messrs. Stinson, Collins, Sheahan, Thuot, Boulton and Howard to serve on its board of directors. Unless specific direction is given to withhold authority for the election of all of the aforesaid director nominees or any of them, the common or series 'B' preferred shares represented by this proxy shall be voted "FOR" the election of each of the aforesaid director nominees (including where this proxy has been duly signed but no specific voting instructions have been given).

2.         Ratification Of 2003 Clean Energy Combustion Systems, Inc. Omnibus Equity-Based Compensation Plan

Ratification of the 2003 Clean Energy Combustion Systems, Inc. Omnibus Equity-Based Compensation Plan:

For   [____]       Against   [____]       Abstain   [____]

Clean Energy's board of directors recommends that you vote "FOR" the ratification of the 2003 Clean Energy Combustion Systems, Inc. Omnibus Equity-Based Compensation Plan. Unless specific direction is given to vote against or to withhold authority for the ratification of this proposal, the common and series 'B' preferred shares represented by this proxy will be voted "FOR" the proposal (including where this proxy has been duly signed but no specific voting instructions have been given).

3.         Ratification Of Independent Auditors

Ratification of the appointment of Staley Okada & Partners as Clean Energy's independent auditors for the fiscal year ended December 31, 2003:

For   [____]       Against   [____]       Abstain   [____]

Clean Energy's board of directors recommends that you vote "FOR" the ratification of Staley Okada & Partners as Clean Energy's independent auditors for the fiscal year ended December 31, 2003. Unless specific direction is given to vote against or to withhold authority for the ratification of this proposal, the common and series 'B' preferred shares represented by this proxy will be voted "FOR" the proposal (including where this proxy has been duly signed but no specific voting instructions have been given).

4.        Other Matters

All other matters that may properly be brought before the annual meeting for vote by the holders of the common and series 'B' preferred shares, or any postponements or adjournments thereof, as to which the undersigned hereby confers discretionary authority upon said proxies:

For   [____]       Withhold   [____]

Clean Energy's board of directors recommends that you vote "FOR" the proposal. Unless specific direction is given to withhold authority for the aforesaid proposal, the common and series 'B' shares represented by this proxy will be voted by the proxy holders in their discretion.

All other proxies heretofore given by the undersigned to vote common or series 'B' preferred shares which the undersigned would be entitled to vote if personally present at the annual meeting or any postponement or adjournment thereof are hereby expressly revoked. This proxy may be revoked at any time prior to the voting hereof.

The undersigned acknowledges receipt of a copy of the proxy statement dated October 24, 2003 relating to the annual meeting.

NOTE: Please date this proxy and sign it exactly as your name or names appear on your shares. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers, affix corporate seal and attach a certified copy of resolution or bylaws evidencing authority.

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